EXECUTION VERSION

TRADEMARK LICENSE AGREEMENT
This TRADEMARK LICENSE AGREEMENT (this “Agreement”), dated May 4, 2018 (the “Effective Date”), is made and entered into by and among AXA SA, a société anonyme formed under the laws of France (“AXA Group”), AXA Equitable Holdings, Inc. (“Holdings”), a corporation incorporated under the laws of Delaware, and, solely with respect to and for purposes of, Section 9.3(a), AXA Financial, Inc. (“AXA Financial”), a wholly-owned subsidiary of Holdings.
RECITALS
WHEREAS, AXA Group and AXA Financial are parties to the Sub-Licensing Agreement for AXA Trademarks dated October 29, 2001 (the “Original Sublicense Agreement”), as thereafter amended by two amendments on November 12, 2003 (“Amendment No. 1”) and on January 9, 2017 (“Amendment No. 2”) (the two Amendments, with the Original Sublicense Agreement, collectively, the “Sublicense Agreement”);
WHEREAS,AXA Financial has satisfied in full its payment obligations under the Sublicense Agreement for all financial years preceding the financial year which includes the Effective Date;
WHEREAS, the Parties desire to update the Sublicense Agreement and to revise the terms thereof (other than the methodology for computing consideration) in contemplation of an initial public offering of the common stock of Holdings (the “IPO”);
WHEREAS, as of the Effective Date, the Parties therefore desire to terminate the Sublicense Agreement and enter into this Agreement with the intent that the methodology for computing the consideration payable under the Sublicense Agreement be maintained without change with respect to the computation of the Consideration payable under this Agreement; and
WHEREAS, the Parties further intend that with respect to the financial year which includes the Effective Date, no consideration shall be payable under the Sublicense Agreement and the Consideration payable under this Agreement shall be determined as though this Agreement had been entered into on the first day of such financial year;
NOW THEREFORE, in consideration of the premises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:
ARTICLE I

DEFINITIONS
Section 1.1     Definitions. As used herein, including for purposes of the Preamble and the Recitals hereof, the following terms have the respective meanings set forth below:
“AAA” has the meaning set forth in Section 7.1(c).

“AB Entities” means AllianceBernstein Corporation, AllianceBernstein Holding, L.P., AllianceBernstein L.P. and any of their Subsidiaries.
“Affiliates” means, with respect to AXA Group, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, AXA Group but only during the period that such Control relationship exists. With respect to Holdings, “Affiliates” has the same meaning as “Subsidiaries.”
“Agreement” has the meaning set forth in the Preamble to this Agreement.
“Amendment No. 1” has the meaning set forth in the Recitals to this Agreement.
“Amendment No. 2” has the meaning set forth in the Recitals to this Agreement.
“Applicable Law” means any domestic or foreign statute, law (including common law), ordinance, rule, regulation, published regulatory policy or guideline, order, judgment, injunction, decree, award or writ of any court, tribunal or other regulatory authority, arbitrator, Governmental Authority, or other person having jurisdiction, or any consent, exemption, approval or license of any Governmental Authority that applies in whole or in part to a Party and, with respect to Holdings, includes the United States Securities Exchange Act of 1934, as amended, the United States Securities Act of 1933, as amended, the Delaware General Corporation Law, the rules of the United States Securities and Exchange Commission, insurance company laws and all related regulations, guidelines and instructions and the rules of the New York Stock Exchange and any other exchange or quotation system on which the securities of Holdings or AXA Group are listed or traded from time to time.
“AXA Change of Control” means such time as the AXA Group, through the IPO or thereafter, no longer directly or indirectly owns or controls more than fifty percent (50%) of the voting capital stock of Holdings.
“AXA Group” has the meaning set forth in the Preamble to this Agreement.
“AXA Group Affiliates” means Affiliates of the AXA Group other than Holdings, the direct and indirect Subsidiaries of Holdings and the AB entities.
“AXA Group Branding Guidelines” means the AXA Group branding guidelines located on the AXA Brand Hub at https://www.brandhub.axa.com/login/, as such may be modified from time-to-time by AXA Group.
“AXA Group Guidelines on the Use of Social Media” means the AXA Group guidelines on social media use, as such may be modified from time-to-time by AXA Group.
“Business Day” means any day except a (i) Saturday, (ii) Sunday, (iii) any day on which the principal office of AXA Group or Holdings is not open for business, and (iv) any other day on which commercial banks in New York or in France are authorized or obligated by law or executive order to close.

“Change of Control” means any change of Control, including through any change in the direct or indirect ownership of more than fifty percent (50%) of the voting capital stock of a Party in one or more related transactions, and includes, without limitation, the AXA Change of Control; any merger, consolidation or acquisition of a Party with, by or into another Person; or the sale of all or substantially all of the assets of a Party.
“Co-Existence Agreement” means the agreement among AXA Group’s predecessors-in-interest, FINAXA and AXA-UAP, AXA Stenman Holland B.V. and Stenman Holland B.V. dated February 26, 1998 (a copy of which has been provided to Holdings prior to the Effective Date).
“Confidential Information” means any and all information of, related to, or concerning the Party or any of its Subsidiaries disclosing such information to another Party or any other Party’s respective Subsidiaries, whether disclosed on or prior to the Effective Date, and whether disclosed in oral, written, electronic or optical form, including (i) any information relating to the business, financial or other affairs (including future plans, financial targets, trade secrets and know-how) of the disclosing Party or such Party’s Subsidiaries or (ii) any information of the disclosing Party or such Party’s Subsidiaries provided in a manner which reasonably indicates the confidential or proprietary nature of such information.
“Consideration” means the consideration payable by Holdings to AXA Group for a financial year as consideration for the grant of license under this Agreement, determined in accordance with the following formula:
Consideration = Consolidated Turnover multiplied by 0.1% multiplied by the Notoriety Index.
Notwithstanding anything to the contrary in the Sublicense Agreement (which is terminated pursuant to Section 9.3(a)), or this Agreement, the Consideration payable for the financial year which includes the Effective Date shall be computed for the entirety of such financial year (subject to Article III) as though this Agreement had been entered into on the first day of such financial year.
“Consolidated Turnover” means the revenues, e.g., premiums excluding interest, sale of small tangible assets, exchange differences, etc., of Holdings for a financial year impacted by a Notoriety Index.
“Control” (including, with correlative meaning, the terms “Controlling” and “Controlled”) means with respect to any Person, the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, or similar ownership interests, including any securities or similar ownership interests which are voting only upon the occurrence of a contingency where such contingency has occurred and is continuing, by contract or otherwise.
“Disclosing Party” has the meaning set forth in Section 9.5(a).
“Dispute” has the meaning set forth in Section 7.1(a).

“Effective Date” has the meaning set forth in the Preamble to this Agreement.
“Field” has the meaning set forth in Section 2.1(a)(iii).
“Governmental Authority” means any domestic, foreign or supranational court, tribunal, arbitral or administrative agency or commission or other governmental authority or instrumentality, any industry self-regulatory authority or the National Association of Insurance Commissioners.
“Holdings” has the meaning set forth in the Preamble to this Agreement.
“IPO” has the meaning set forth in the Recitals to this Agreement.
“IPO Registration Statement” means the Registration Statement on Form S-1 relating to the initial public offering of the common stock of Holdings.
“Licensed Domain Names” means the domain names included on Schedule 2.
“Licensed Trademarks” means: (i) the Trademarks set forth on Schedule 1 as such may be amended from time to time by AXA Group consistent with its past practice, and in the context of the evolution of the AXA Group brand (meaning that AXA Group will only remove a Trademark from Schedule 1 if it desires to cease using such Trademark in the conduct of its business generally) and the AXA Group Branding Guidelines, upon written notice to Holdings in accordance with Section 2.1(b)(ii)) and (ii) the Licensed Domain Names.
“Losses” means all losses, claims, damages, liabilities, obligations (including settlements, judgments, fines and penalties), costs and expenses (including reasonable attorneys’ fees, court costs and other litigation expenses) but excluding any loss of goodwill, loss of business, loss of revenue, loss of profits, diminution in value, lost opportunity costs, and any other indirect, incidental, special, expectation, consequential, exemplary or punitive damages (but not excluding such other damages if and to the extent that they are actually paid to an unaffiliated third party in connection with any action or other claim or demand brought by such third party).
“Materials” has the meaning set forth in Section 2.1(a)(iv).
“Notice of Dispute” has the meaning set forth in Section 7.1(b).
“Notoriety Index” means an index concerning the Licensed Trademarks in the Territory for which a license is granted pursuant to Section 2.1(a) as such index was utilized by the U.S. and French tax authorities during the course of a mutual agreement procedure in 2016.
“Original Sublicense Agreement” has the meaning set forth in the Recitals to this Agreement.
“Party” means Holdings and AXA Group, individually; and “Parties” means Holdings and AXA Group, collectively; provided that, solely with respect to and for purposes of, Section 9.3(a), Party also means AXA Financial.

“Person” means any natural person, corporation, unincorporated organization, partnership, association, joint stock company, joint venture, limited liability company, trust or government, or any agency or political subdivision of any government, or other entity.
“Receiving Party” has the meaning set forth in Section 9.5(a).
“Redirect Period” has the meaning set forth in Section 2.4(a).
“Redirected Domain Names” means the domain names set forth on Schedule 3.
“Registration Rights Agreement” means the registration rights to be entered into between AXA Group and Holdings relating to Holdings’ common stock.
“Rules” has the meaning set forth in Section 7.2(a).
“Shareholder Agreement” means the shareholder agreement to be entered into between Holdings and AXA Group.
“Subsidiary” of a Party shall mean any corporation, partnership, joint venture, limited liability company, association or other entity that such Party Controls; provided that, with respect to Holdings, the term “Subsidiary” shall not include the AB Entities.
“Sublicense Agreement” has the meaning set forth in the Recitals to this Agreement.
“Term” has the meaning set forth in Section 8.1.
“Territory” means, with respect to each business of Holdings and its Subsidiaries, the United States and Canada.
“Trademarks” means trademarks, service marks, trade names, trade dress, logos, corporate names and other source or business identifiers, including social media names and accounts, and any registrations, applications, renewals and extensions of any of the foregoing and all goodwill associated with or symbolized by any of the foregoing.
“Transition Period” has the meaning set forth in Section 8.3(a).
“Visual Identity” means the visible elements of a brand of a Party and its Affiliates, including its or their respective name, logo, primary and secondary colors, form, and other visual elements that symbolize source, identity and image.
ARTICLE II
LICENSES AND OTHER RIGHTS OF Holdings
Section 2.1     Licensed Trademarks.

(a)     Grant of Licenses. Subject to the terms and conditions of this Agreement, AXA Group hereby grants to Holdings a limited, non-exclusive, non-transferable, non-sublicensable (except as permitted by Section 2.3) license solely in the Territory and during the Term:
(i)     to use (in any media whatsoever) the Licensed Trademarks in the corporate and trade names of Holdings and its Subsidiaries, including any advertising or promotional materials, including any social media accounts or names containing those corporate or trade names;
(ii)     to use (in any media whatsoever) the Licensed Trademarks in connection with the IPO, including any advertising or promotional materials;
(iii)     to use (in any media whatsoever) the Licensed Trademarks in the Territory solely in the field of financial protection including life and other insurance and related business carried on by or on behalf of Holdings from time to time, as conducted by Holdings and its Subsidiaries prior to the Effective Date (the “Field”);
(iv)     to use (in any media whatsoever) the Licensed Trademarks in labeling, stationery, business cards, business forms, supplies, advertising and promotional materials and packaging (the “Materials”), provided that if Holdings contracts with a third-party manufacturer to include Licensed Trademarks on promotional items, it shall do so pursuant to a written agreement containing quality control provisions consistent with this Agreement, and provided further, that, Holdings may not use or distribute any Materials if and to the extent prohibited by the Co-Existence Agreement in effect as of February 26, 1998;
(v)     to use (in any media whatsoever) the Licensed Trademarks as part of the corporate name or business name of any collective investment scheme which is managed by Holdings or its Subsidiaries;
(vi)     as an umbrella brand only (alone or with a corporate name or business name) for the activities undertaken by Holdings and its Subsidiaries and any of its permitted sub-licensees; and
(vii)     as a tag line to the corporate name and business name of Holdings or its Subsidiaries, as for example, “Company X, a member of the Global AXA Group.”
(b)     Certain Obligations of Holdings and its Subsidiaries. Notwithstanding anything to the contrary in this Section 2.1, Holdings shall, and shall cause its Subsidiaries to:
(i)     use the Licensed Trademarks only in accordance with the AXA Group Branding Guidelines and the AXA Group Guidelines on the Use of Social Media;
(ii)     cease use of any Licensed Trademarks that AXA Group may remove from Schedule 1 upon written notice to Holdings, which notice shall include a reasonable wind down period;

(iii)     use the Licensed Trademarks in substantially the same or similar manner that Holdings and its Subsidiaries were authorized by AXA Group to use the Licensed Trademarks pursuant to the Sublicense Agreement prior to the Effective Date;
(iv)     use the Materials in a manner that is consistent with their use by Holdings and its Subsidiaries as authorized by AXA Group prior to the Effective Date, except as expressly provided herein;
(v)     ensure that the Licensed Trademarks as they are displayed on the Materials are not altered in any way, except as expressly provided herein;
(vi)     ensure that they will not directly or indirectly act or fail to act in any manner that could or could reasonably be expected to impair the value of or goodwill associated with the Licensed Trademarks; and
(vii)     make clear to all other Persons that Holdings or its Subsidiaries, rather than AXA Group or any AXA Group Affiliates, is the party entering into or conducting any contractual relationship with Holdings or such Subsidiaries.
(c)     Inspection. AXA Group shall, directly or through third parties, have the right during normal business hours, upon reasonable notice to Holdings and to Subsidiaries to which it has granted sublicenses pursuant to Section 2.3, and in a manner not unreasonably disruptive to Holdings and such Subsidiaries’ properties or business operations, to inspect for compliance with Section 2.1 through Section 2.4 any and all uses of the Licensed Trademarks by Holdings and such Subsidiaries, including permitting the inspection of any and all materials on which Licensed Trademarks are displayed in the possession or control of Holdings and such Subsidiaries. Upon AXA Group’s request, Holdings shall, and shall cause such Subsidiaries to, provide reasonable quantities of samples of any materials, including marketing and advertising collateral, to AXA Group on a gratis basis to allow AXA Group to review same for purposes of such compliance. Any noncompliance with Section 2.1 through Section 2.4 shall be corrected by Holdings, and Holdings shall cause any such Subsidiary to correct, as soon as reasonably practical, but no later than thirty (30) Business Days of receipt by Holdings of written notice from AXA Group. Except as stated above, all expenses and fees incurred by AXA Group in connection with any inspection shall be borne by AXA Group.
(d)     Disclaimer. As soon as reasonably practical following the Effective Date, Holdings and its Subsidiaries shall post on the landing page and any other page that consistently receives deep link or landing traffic on which the Licensed Trademarks are displayed or on a website located at a Licensed Domain, the following statement: “AXA Equitable Holdings., Inc. is a publicly traded corporation, and it and its subsidiaries are currently using trademarks including the “AXA” name, AXA logo and associated trademarks of AXA SA under license.”
(e) AXA Group Guidelines on the Use of Social Media; AXA Group Branding Guidelines. AXA Group (i) has provided to Holdings a copy of the AXA Group Guidelines on the Use of Social Media and (ii) promptly after any amendments thereto, whether during the Term or the Transition Period, shall promptly provide a copy thereof to Holdings. During the Term and the Transition Period, the AXA

Group shall provide Holdings and its Subsidiaries with access to the then-current AXA Group Branding Guidelines either through the AXA Brand Hub or otherwise.
Section 2.2     Visual Identity; No Reasonable Likelihood of Confusion.
(a)     Each Party acknowledges and agrees that (i) all goodwill arising from the use of the Licensed Trademarks by Holdings, and its Subsidiaries and permitted sublicensees, inures solely to AXA Group, and (ii) the existing activities of the businesses of Holdings and its Subsidiaries and of AXA Group and the AXA Group Affiliates do not create any consumer confusion and each Party can continue to operate their respective businesses as such businesses were operated prior to the Effective Date, provided that, Holdings and its Subsidiaries implement appropriate source or business identifiers and/or disclaimers on its products, advertisements or other materials, including any websites located at the Licensed Domain Names, to make clear to a third party which Party is providing a particular product or service.
(b)     Nothing in this Section 2.2 shall limit the right of AXA Group or any AXA Group Affiliates to use the Licensed Trademarks, the color blue, the name “AXA,” the “AXA” logo, or other elements of its worldwide corporate Visual Identity in any jurisdiction, at any time.
Section 2.3     Sublicensing.
(a)     During the Term, Holdings may, by written agreement pursuant to Section 2.3(c), sublicense any of the rights licensed pursuant to Section 2.1(a) to (i) any Subsidiary, (ii) any Holdings agents and brokers (including registered representatives, third party administrators, and reinsurers), in connection with offering the sale of products and services of Holdings in the Territory in the ordinary course of business and consistent with past practice (other than as a corporate or business name or part thereof), and (iii) solely for the benefit of Holdings to conduct its business in the Territory, consistent with past practice.
(b)     Notwithstanding anything to the contrary in this Agreement, Holdings may not sublicense the Licensed Trademarks in connection with the sale or transfer (including by means of merger) of a Holdings Subsidiary or sale or transfer of the assets of Holdings or a Subsidiary, including a unit, division or business, in whole or in part, that uses such licenses in its respective business.
(c)     In each written sublicense agreement granted by Holdings pursuant to Section 2.3(a), Holdings shall: (i) include provisions for the use, protection and maintenance of the Licensed Trademarks in a manner that is consistent with this Agreement (including cessation of use pursuant to Section 2.1(b)(ii)) and ensure that any goodwill arising from that sublicensee’s use of the Licensed Trademarks inures solely to AXA Group, (ii) prohibit any further sublicenses of the Licensed Trademarks, (iii) ensure that such sublicensee only uses the Licensed Trademarks for the benefit of Holdings to conduct its business in a manner consistent with this Agreement, (iv) remain liable to AXA Group for the acts or omissions of any sublicensee that would, if such sublicensee was a Party hereto, constitute a breach of this Agreement, and (v) ensure that AXA Group is expressly deemed a third-party beneficiary of such sublicense agreement. Holdings shall use reasonable best efforts to enforce the terms of any such sublicense agreements.

(d)     One or more of the licenses granted pursuant to Section 2.1 or of the sublicenses granted pursuant to this Section 2.3 may be terminated by AXA Group, upon written notice to Holdings, for material violation of the restrictions set forth in Section 2.1, Section 2.2 or this Section 2.3, which Holdings has not cured within thirty (30) Business Days of receipt by Holdings of written notice from AXA Group.
Section 2.4     Domain Names.
(a)     Subject to the obligations of Section 2.1, during the Term and any Transition Period, Holdings and its Subsidiaries shall have continued right to use the Licensed Domain Names, and, to the extent necessary, are hereby granted all of the rights necessary for Holdings and its Subsidiaries to manage and direct the use of, and content on the websites associated with, the Licensed Domain Names. For a period of six (6) months after the end of the Transition Period (the “Redirect Period”), AXA Group or one of its Subsidiaries shall cause the Redirected Domain Names to be redirected to a URL designated by Holdings Upon the expiration of the Redirect Period, AXA Group shall, for a period of six (6) months thereafter, cause the Redirected Domain Names to be directed to a webpage in a form reasonably acceptable to Holdings and AXA Group that will be developed and maintained by AXA Group and that will allow Internet end users arriving at the webpage to click a link to be transferred to a URL designated by Holdings for the operation of its business, or to click another link to be transferred to a URL designated by AXA Group for the operation of the businesses of AXA Group and its Affiliates.
(b)     Holdings and its Subsidiaries will transfer the Licensed Domain Name registrations to AXA Group or its Subsidiaries promptly after the end of Term and the Transition Period, if any. AXA Group or its Subsidiaries shall maintain the registrations of the Licensed Domain Names for a period of six (6) months after the end of the Redirect Period in accordance with the terms of the applicable Internet domain name registrar.
ARTICLE III
CONSIDERATION AND PAYMENT
Section 3.1     Consideration and Payment. Following the close of each financial year during the Term and within sixty (60) days after the end of the Transition Period, AXA Group shall provide Holdings with an invoice of the Consideration payable under this Agreement for such financial year. Holdings shall pay to AXA Group the Consideration set forth in each such invoice within thirty (30) days of receipt thereof.
Section 3.2     Consideration on Termination. Upon expiration of the Transition Period, the Consideration payable by Holdings to AXA Group for the financial year during which the Transition Period expires shall be equal to the Consideration due for the immediately preceding financial year and adjusted pro-rata temporis.

ARTICLE IV

OWNERSHIP OF THE TRADEMARKS
Section 4.1     Holdings And Its Subsidiaries Not To Jeopardize Registration. Holdings shall not, and shall cause its Subsidiaries not to, permit to be done or fail to do any act which would or might jeopardize or invalidate any registration of the Licensed Trademarks, nor do any act which might assist or give rise to an application to remove any of the Licensed Trademarks from the trademark register of the United States Patent and Trademark Office, or which might prejudice the right or title of AXA Group to any of the Licensed Trademarks.
Section 4.2     No Ownership Of Licensed Trademarks By Holdings Or Its Subsidiaries. Holdings shall not, and shall cause its Subsidiaries not to, make any representation or do any act which may be taken to indicate that it has any right, title or interest in or to the ownership or use of the Licensed Trademarks except under the terms of this Agreement, and acknowledges that nothing contained in this Agreement shall give Holdings and any of its Subsidiaries any right, title or interest in or to the Licensed Trademarks except as granted by this Agreement.
Section 4.3     Acknowledgement as to Licensed Trademarks; Cooperation. Holdings shall not, and shall cause its Subsidiaries not to, dispute the validity of the Licensed Trademarks or the ownership rights of AXA Group or the AXA Group Affiliates thereto. Except as expressly permitted by this Agreement, Holdings and its Subsidiaries shall not register or apply for the registration of any Licensed Trademarks. Holdings shall, and shall cause its Subsidiaries to, at AXA Group’s request and expense, cooperate with AXA Group in opposing or otherwise contesting any use of the Licensed Trademarks by any third party other than Holdings or its Subsidiaries.
ARTICLE V

INFRINGEMENT OF AXA GROUP TRADEMARKS
Section 5.1     Notification of Infringement.
(a)     AXA Group shall, as soon as it becomes aware thereof, notify Holdings in writing (giving full particulars thereof) of: (i) any use or proposed use by any other unrelated person, firm or company of a trade name, trademark, service mark, domain name or mode of promotion or advertising that amounts or might amount either to infringement of Holdings’ rights in relation to the Licensed Marks or to passing-off, (ii) any other misleading or deceptive conduct in trade or commerce in relation to the Licensed Marks or (iii) any other torts involving the Licensed Marks.
(b)     Holdings shall, as soon as it becomes aware thereof, notify AXA Group in writing (giving full particulars thereof) of: (i) any use or proposed use by any other unrelated person, firm or company of a trade name, trademark, domain name or mode of promotion or advertising that amounts or might amount either to infringement of AXA Group’s rights in relation to the Licensed Trademarks or to passing-off, (ii) any other misleading or deceptive conduct in trade or commerce in relation to the Licensed Trademarks or (iii) any other torts involving the Licensed Trademarks.

Section 5.2     Notification of Allegations.
(a)     If AXA Group becomes aware that any other person, firm or company alleges that the Licensed Marks are invalid or that use of the Licensed Trademarks in the United States infringes any rights of another party or that the Licensed Marks are otherwise attacked or attackable, AXA Group shall immediately notify Holdings in writing thereof and shall make no comment or admission to any third party in respect thereof.
(b)     If Holdings becomes aware that any other person, firm or company alleges that the Licensed Trademarks are invalid or that use of the Licensed Trademarks infringes any rights of another party or that the Licensed Trademarks are otherwise attacked or attackable Holdings shall immediately notify the AXA Group in writing thereof and shall make no comment or admission to any third party in respect thereof.
Section 5.3     Conduct of Proceedings by AXA Group. AXA Group shall have the exclusive right to conduct or control all proceedings relating to the Licensed Trademarks and shall confer with Holdings and its Subsidiaries to decide what action if any to take in respect of any unrelated third-party infringement or alleged infringement of the Licensed Trademarks or passing-off or any other claim or counterclaim brought or threatened in respect of the use or registration of the Licensed Trademarks. Any action will be at the expense of AXA Group.
Section 5.4     Assistance in Proceedings. Each Party will, at the request of the other Party, give reasonable cooperation to such Party in any action, claim or proceedings brought or threatened against any third party in respect of the matters set forth in this Article V.
ARTICLE VI

WARRANTIES; DISCLAIMERS; COVENANTS; INDEMNITIES
Section 6.1     Representations and Warranties.
(a)     Each of the Parties represents and warrants to the others that it has the requisite power and authority to enter into and perform its obligations under this Agreement, including, in the case of Holdings, that it has obtained all necessary approvals by its board of directors. Each of the Parties represents and warrants to the others that no consent, approval, authorization or other order of, or registration or filing with, any Governmental Authority, is required for such Party’s execution, delivery and performance of this Agreement or consummation of the transactions contemplated hereby, except as have been set forth in this Agreement or have been obtained or made by any Party and are in full force and effect under all Applicable Laws.
(b)     THE REPRESENTATIONS AND WARRANTIES IN SECTION 6.1(a) ARE THE ONLY REPRESENTATIONS AND WARRANTIES GIVEN BY THE PARTIES IN CONNECTION WITH THIS AGREEMENT AND THE SUBJECT MATTER HEREOF, AND ALL INTELLECTUAL PROPERTY LICENSED, ASSIGNED OR OTHERWISE CONVEYED UNDER THIS AGREEMENT IS PROVIDED “AS IS” AND IS LICENSED, ASSIGNED OR OTHERWISE CONVEYED WITHOUT

ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER IN THIS AGREEMENT, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED REPRESENTATIONS AND WARRANTIES EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.
(c)     NO PARTY OR ANY OF ITS AFFILIATES OR SUBSIDIARIES MAKES ANY WARRANTY OR REPRESENTATION UNDER THIS AGREEMENT THAT ANY EXPLOITATION OF ANY PRODUCT OR SERVICE WILL BE FREE FROM INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY.
Section 6.2     Holdings Covenants. Holdings shall, and shall cause its Subsidiaries to:
(a)     observe and comply in all material respects (with materiality as determined by AXA Group in its reasonable discretion) with all applicable laws, including those related to (i) the advertising, operational practices, marketing, and all other business conducted by them, including regulatory requirements and (ii) bribery, money laundering, and other corrupt practices, including the U.S. Foreign Corrupt Practices Act. Holdings shall not, and shall cause its Subsidiaries not to, directly or indirectly, offer, give, pay, promise to pay, or authorize the payment of any bribes, kickbacks, influence payments, or other unlawful or improper inducements, in whatever form (including gifts, travel, entertainment, contributions, or anything else of value). No payments or benefits, if any, received by Holdings from AXA Group pursuant to this Agreement, or otherwise under arrangements hereafter agreed to, shall be paid to third parties except for reasonable and necessary business expenses not violative of applicable law. Notwithstanding any other provision of this Agreement, if Holdings or any of its Subsidiaries violates any provision of this Section 6.2(a), AXA Group shall have the right to immediately terminate this Agreement as set forth in Section 8.2(a)(ii).
(b)     Holdings shall not cease use of any Licensed Trademarks set forth on Schedule 1 or otherwise rebrand its products and services in the Field prior to the end of the Term.
Section 6.3     Indemnification.
(a)     Holdings agrees to defend, indemnify and keep indemnified and hold AXA Group and any of the AXA Group Affiliates and each of their respective directors, officers, employees, shareholders, agents, attorneys, representatives, successors and assigns, harmless from and against any and all Losses (without limitation or cap of any kind) suffered or incurred by AXA Group or any of the AXA Group Affiliates in connection with any action or claim by any third party made relating to or arising out of or in connection (i) any action or claim by any third party against AXA Group or the AXA Group Affiliates relating to or arising out of or in connection with any breach or alleged breach of this Agreement by Holdings and/or its Subsidiaries or any permitted sublicensees; or (ii) any action or claim by any third party against AXA Group or the AXA Group Affiliates on the basis that Holdings and/or its Subsidiaries or any permitted sublicensees have acted on behalf of AXA Group or any of the AXA Group Affiliates or have the authority to bind AXA Group or any of the AXA Group Affiliates.

(b)     AXA Group agrees to defend, indemnify and keep indemnified and hold Holdings and any of its Subsidiaries and their respective directors, officers, employees, shareholders, agents, attorneys, representatives, successors and assigns, harmless from and against any and all Losses (without limitation or cap of any kind) suffered or incurred by Holdings or any of its Subsidiaries in connection with any action or claim by any third party against Holdings or its Subsidiaries relating to or arising out of or in connection with any breach or alleged breach of this Agreement by AXA Group and/or the AXA Group Affiliates.
(c)     Except for the obligations under Section 2.1, Section 2.2, Section 2.3, Article IV, Section 6.2(a) and (b), Section 6.3(a) and (b) and Section 9.5, neither Party shall be liable to the other Party, whether based on an action or claim in contract, equity, negligence, tort or otherwise, for any damages that are indirect, incidental, special, expectation, consequential, exemplary or punitive damages, (including any loss of goodwill, loss of business, loss of revenue, loss of profits, diminution in value, or lost opportunity costs) arising out of or relating to a breach of this Agreement.
Section 6.4     Indemnification Procedure. The indemnified party shall promptly notify the indemnifying party of any claim or proceeding subject to indemnification hereunder and shall permit the indemnifying party, at its expense, to control the defense of such claim or proceeding; provided, that, the indemnified party may in its discretion participate at its own expense in such defense; and provided further, that, the indemnifying party shall not settle any such claim or proceeding without the indemnified party’s prior written consent.
Section 6.5     Reservation of Rights. Except for those rights expressly licensed pursuant to this Agreement, no rights or licenses in or to any intellectual property right owned or licensed by either Party or any of its respective Affiliates or Subsidiaries are assigned, granted or otherwise conveyed to the other Party, and nothing contained herein shall be construed as conferring to the other Party or its Affiliates or Subsidiaries by implication, estoppel or otherwise any right, title or interest of any of such Parties or its Affiliates or Subsidiaries in or to any such intellectual property right.
Section 6.6     No Obligation To Provide Technology. Except as otherwise expressly set forth in this Agreement, no Party, or any of its Affiliates or Subsidiaries, is obligated by this Agreement to provide any other Party with any technical assistance or to furnish any other Party with, or obtain, any documents, materials, instructions, corrections, updates or other information or technology.
Section 6.7     Release of Information. Holdings must inform AXA Group, in a timely and adequate manner, of any public information that it or any of its Subsidiaries wishes to publish that may have a material adverse effect on the goodwill associated with the Licensed Trademarks or the reputation or public image of AXA Group, so that AXA Group may, should AXA Group consider it necessary, issue a press release, whereby it is clear that the decision on materiality lies with AXA Group. If possible, AXA Group should be informed at least one week in advance of the disclosure of any development or information that may have a material adverse effect on the goodwill associated with the Licensed Trademarks or the reputation or public image of AXA Group. In case of a development or any information that may require immediate disclosure, Holdings shall promptly inform AXA Group, and where legally permissible, before any such disclosure is made.

ARTICLE VII

DISPUTE RESOLUTION
Section 7.1     Negotiation and Mediation.
(a)     The Parties shall act honestly and reasonably in interpreting this Agreement. In the event of any dispute or claim arising out of, relating to, or in connection with this Agreement, including with respect to the formation, applicability, breach, termination, validity or enforceability thereof (“Dispute”), the Parties agree to work together in good faith to resolve the Dispute between them.
(b)     If any Party considers that a Dispute has arisen, it shall serve a notice of the Dispute (“Notice of Dispute”) on the other Party and demand that senior officers of each Party meet to resolve the Dispute.
(c)     If the Dispute is not resolved within thirty days of such Notice of Dispute, then any Party shall have the right to demand that mediation commence. Any such mediation shall be conducted in accordance with the American Arbitration Association (“AAA”) Commercial Mediation Procedures except as they may be modified herein. The Parties shall share the costs of the mediator and the process of mediation (provided that each Party shall be responsible for its own costs of preparing for and appearing before the mediator). The decision of the mediator shall not be binding on the Parties, but the Parties agree that each shall act in good faith while the process of mediation is proceeding.
(d)     Notwithstanding anything else contained herein, any Party shall have the right to commence arbitration at any time after the expiration of thirty days after service of the Notice of Dispute under Section 7.1(b). Any disputes concerning the propriety of the commencement of the arbitration shall be finally settled by the arbitral tribunal.
Section 7.2     Arbitration. Any Dispute referred to arbitration shall be finally resolved according to the following rules of arbitration:
(a)     The arbitration shall be administered by the AAA under its Commercial Arbitration Rules then in effect (the “Rules”) except as modified herein. The seat of the arbitration shall be New York, New York and it shall be conducted in the English language.
(b)     There shall be three (3) arbitrators of whom each Party shall select one (1) within fifteen (15) days of respondent’s receipt of claimant’s request for arbitration. The two (2) Party-appointed arbitrators shall select a third arbitrator to serve as chair of the tribunal within fifteen (15) days of the selection of the second arbitrator. If any arbitrator has not been appointed within the time limits specified herein, such appointment shall be made by the AAA in accordance with the Rules upon the written request of either Party within fifteen (15) days of such request. The hearing shall be held no later than one hundred and twenty (120) days following the appointment of the third arbitrator.
(c)     The arbitral tribunal shall permit prehearing discovery that is relevant to the subject matter of the dispute and material to the outcome of the case, taking into account the Parties’ desire that the arbitration be conducted expeditiously and cost effectively. All discovery shall be completed within sixty (60) days of the appointment of the third arbitrator.
(d)     By agreeing to arbitration, the Parties do not intend to deprive a court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies, to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitral tribunal’s orders to that effect. The Parties agree that any ruling by the arbitral tribunal on interim measures shall be deemed to be a final award with respect to the subject matter of the ruling and shall be fully enforceable as such. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York solely in respect of any proceeding relating to or in aid of an arbitration under this Agreement. Each Party unconditionally and irrevocably waives any objections which they may have now or in the future to the jurisdiction of the courts of the State of New York for this purpose, including objections by reason of lack of personal jurisdiction, improper venue, or inconvenient forum. Nothing in this paragraph limits the scope of the Parties’ agreement to arbitrate or the power of the arbitral tribunal to determine the scope of its own jurisdiction.
(e)     The award shall be in writing, shall state the findings of fact and conclusions of law on which it is based, shall be final and binding and shall be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1 et seq., and judgment upon any award may be entered in any court having jurisdiction of the award or having jurisdiction over the relevant Party or its assets. The Parties hereby irrevocably waive any defense on the basis of forum non conveniens in any proceedings to enforce an arbitration award rendered by a tribunal constituted pursuant to this Agreement. The Parties undertake to carry out any award without delay.
(f)     The Parties will bear equally all fees, costs, disbursements and other expenses of the arbitration, and each Party shall be solely responsible for all fees, costs, disbursements and other expenses incurred in the preparation and prosecution of their own case; provided that, in the event that a Party fails to comply with the orders or decision of the arbitral tribunal, then such noncomplying Party shall be liable for all costs and expenses (including attorney fees) incurred by the other Party in its effort to obtain either an order to compel, or an enforcement of an award, from a court of competent jurisdiction.
(g)     The arbitral tribunal shall have the authority, for good cause shown, to extend any of the time periods in this arbitration provision either on its own authority or upon the request of any of the Parties. The arbitral tribunal shall be authorized in its discretion to grant pre-award and post-award interest at commercial rates. The arbitral tribunal shall have no authority to award punitive, exemplary or multiple damages or any other damages not measured by the prevailing Party’s actual damages. The arbitral tribunal shall have the authority to order specific performance or to issue any other type of temporary or permanent injunction.

(h)     All notices by one Party to the other in connection with the arbitration shall be in accordance with the provisions of Section 9.1, except that all notices for a request for arbitration made pursuant to this Article VII must be made by personal delivery or receipted overnight courier. This agreement to arbitrate shall be binding upon the successors and permitted assigns of each Party. This Agreement and the rights and obligations of the Parties shall remain in full force and effect pending the award in any arbitral proceeding hereunder.
ARTICLE VIII

TERM AND TERMINATION
Section 8.1     Term. This Agreement shall commence on the Effective Date and continue in full force and effect until terminated by mutual consent of the Parties or until terminated in accordance with Section 8.2 (the “Term”).
Section 8.2     Termination.
(a)     AXA Group may terminate this Agreement by written notice to Holdings as follows:
(i)     for breach of Holdings’ obligations to make any payment under Article III that remains uncured for thirty (30) days following written notice of such breach from AXA Group;
(ii)     for any material breach by Holdings of any other material obligation under this Agreement that remains uncured for thirty (30) days following written notice of such breach from AXA Group;
(iii)     upon any Change of Control of Holdings; or
(iv)     if the enactment of a law, decree, or regulation by any Governmental Authority within the Territory would impair or restrict the right of AXA Group to terminate this Agreement pursuant to its terms, then this Agreement shall automatically terminate on the day before such law, decree, or regulation becomes effective, without need of any notice, demand or judicial resolution.
(b)     Holdings may terminate this Agreement by written notice to AXA Group for any breach by AXA Group of any of its material obligations under this Agreement that remains uncured for thirty (30) days following written notice of such breach from Holdings
(c)     Either Party may terminate this Agreement on written notice to the other Party (i) if any portion of the business, assets or shares of the other Party relevant to this Agreement is expropriated or nationalized; or (ii) the other Party (A) is declared insolvent or bankrupt by a court of competent jurisdiction, (B) files a voluntary petition of bankruptcy in a court of competent jurisdiction or has any such petition filed against it that is not discharged within sixty (60) days after the filing thereof, (C) has an administrator, administrative receiver or receiver appointed over all or substantially all of its assets, or (D) assigns this Agreement for the benefit of creditors.

Section 8.3     Effect of Termination.
(a)     At the end of the Term, Holdings may continue to use the Licensed Trademarks in accordance with this Agreement for a period of eighteen (18) months, to the extent reasonably necessary (i) to allow for an orderly transition from its use thereof, (ii) to conduct business in the same manner as such business was conducted during the Term, or (iii) for the filing and receipt of necessary approvals with Governmental Authorities, provided, however, that for any particular Licensed Trademarks as to which any such approvals have not been obtained during such eighteen (18)-month period, such use of such Licensed Trademarks may continue until the earlier of (i) ninety (90) days after the receipt of all such approvals or (ii) thirty (30) months after the end of the Term, provided further, that if (x) Holdings has not obtained receipt of any such necessary approval by the end of such thirty (30)-month period, then it may request AXA Group to extend such period for up to six (6) additional months (i.e., for a period not to exceed thirty-six (36) months total) and (y) if Holdings has provided evidence to AXA Group that it has undertaken the reasonable best efforts described in the next sentence, then AXA Group shall consider such request in good faith and will not unreasonably withhold its consent to such request, and provided further, that AXA Group shall consider in good faith any further request by Holdings to extend such period beyond thirty-six (36) months after the end of the Term (the “Transition Period”). During the Transition Period, Holdings and its Subsidiaries shall make reasonable best efforts to, as promptly as possible, (1) file such necessary approvals with Governmental Authorities and (2) transition to Trademarks other than the Licensed Trademarks and which do not contain “AXA”, the AXA logo or any derivation, variation, translation or adaptation thereof or any words or elements that are confusingly similar to any of the Licensed Trademarks. Following the termination of this Agreement, Holdings may retain copies of any and all Materials bearing the Licensed Trademarks in connection with any bona fide internal record keeping requirement or for any legal or regulatory purpose.
(b)     Termination of this Agreement shall not release either Party from any payment or other liability or obligation incurred prior to the termination of this Agreement. In addition, Section 1.1, Section 2.4, Section 3.2, Article V, Article IV, Section 6.1 through and including Section 6.5, Article VII, Article VIII and Article IX shall survive the termination of this Agreement for any reason.
(c)     Subject to Section 8.3(a), upon the termination of this Agreement, (i) all rights of Holdings under this Agreement shall terminate and revert to AXA Group, (ii) Holdings shall discontinue the direct or indirect use of the Licensed Trademarks, whether in advertising (including social media), telephone listings, domain names, stationery, policy forms, or otherwise, and thereafter shall not use any Trademark that is confusingly similar to any of the Trademarks of AXA Group, (iii) Holdings shall, to the extent reasonably practicable, destroy any Materials bearing the Licensed Trademarks remaining in Holdings’ possession (other than to the extent Holdings is permitted to retain such Materials pursuant to the last sentence of Section 8.3(a)), and an authorized officer of the Holdings shall, upon written request of AXA Group, certify to AXA Group in writing that, to the knowledge of the certifying officer, after reasonable inquiry, such destruction has taken place, (iv) Holdings hereby assigns to AXA Group all right, title and interest owned by Holdings and any of its Subsidiaries in any of the Licensed Trademarks and Licensed Domain Names (including any associated registrations) and in any Trademarks, domain names and social media accounts and related information that include the term “AXA”, the AXA logo, or any of the Licensed Trademarks and provide all technical assistance to AXA Group in transferring ownership of same to AXA Group, and (v) any then-existing sublicense agreements granted under this Agreement shall automatically terminate.
(d)     During the Transition Period the Parties will (i) work in good faith and cooperate with each other and the social media vendors to replace any Licensed Trademarks in any social media accounts used by Holdings with Trademarks which do not contain “AXA”, the AXA logo or any derivation, variation, translation or adaptation thereof or any words or elements that are confusingly similar thereto and (ii) use commercially reasonable efforts to seek to retain, to the extent reasonably practicable without either Party compromising its respective brand or Visual Identity, the user data and historical content associated with such social media accounts.
MISCELLANEOUS
ARTICLE IX     Notices. Unless otherwise specified herein, all notices required or permitted to be given under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be delivered personally or sent by a nationally recognized overnight courier service, and shall be deemed to be effective upon delivery. All such notices shall be addressed to the receiving Party at such Party’s address set forth below, or at such other address as the receiving Party may from time to time furnish by notice as set forth in this Section 9.1:
If to Holdings, to:
AXA Equitable Holdings, Inc.
1290 Avenue of the Americas
New York, NY 10104
Attention:    General Counsel
Telephone:    (212) 314-3863
Email:    Dave.Hattem@axa-equitable.com
If to AXA Group, to:
AXA SA
21, avenue Matignon
75008 Paris
France
Attention: General Counsel
Telephone: +33 (1) 40 75 48 68
Email: helen.browne@axa.com

With a copy to:

AXA SA
21, avenue Matignon
75008 Paris
France
Attention: Head of M&A

Telephone: +33 (1) 40 75 48 68
Email: helen.browne@axa.com

If to AXA Financial, Inc., to:
AXA Financial, Inc.
1290 Avenue of the Americas
New York, NY 10104
Attention:    General Counsel
Telephone:    (212) 314-3863
Email:    Dave.Hattem@axa-equitable.com
Section 9.1     Further Assurances. In addition to the actions specifically provided for elsewhere in this Agreement, each Party hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to carry out the provisions of this Agreement.
Section 9.2     Termination of Sublicense Agreement; Entire Understanding; Third-Party Beneficiaries.
(a)     Termination of Sublicense Agreement. As of the Effective Date, AXA Group and AXA Financial, Inc. hereby terminate the Sublicense Agreement by mutual consent. Upon such termination, notwithstanding anything to the contrary in the Sublicense Agreement, all provisions thereof, including Sections 12.1 and 12.2 of the Original Sublicense Agreement, are terminated and of no further force and effect. Notwithstanding anything to the contrary in the Sublicense Agreement or this Agreement, given that the Sublicense Agreement is hereby terminated in toto, no consideration shall be payable under the Sublicense Agreement for the financial year which includes the Effective Date.
(b)     Entire Understanding; Third-Party Beneficiaries. This Agreement (including the Schedules hereto) represents the entire understanding of the Parties hereto with respect to the subject matter hereof and thereof and supersede any and all other oral or written agreements heretofore made with respect to such subject matter. Other than as set forth in Section 6.3 with respect to indemnified Persons and as expressly set forth elsewhere in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement. Only the Parties that are signatories to this Agreement (and their respective permitted successors and assigns) shall have any obligation or liability under, in connection with, arising out of, resulting from or in any way related to this Agreement or any other matter contemplated hereby, or the process leading up to the execution and delivery of this Agreement and the transactions contemplated hereby, subject to the provisions of this Agreement.
Section 9.3     Affiliate or Subsidiary Action. Wherever a Party to this Agreement has an obligation under this Agreement to “cause” an Affiliate or Subsidiary of such Party or any such Affiliate’s or Subsidiary’s officers, directors, management or employees to take, or refrain from taking, any action, or such action may be necessary to accomplish the purposes of this Agreement, such obligation of such Party shall be deemed to include an undertaking on the part of such Party to cause such Affiliate or Subsidiary to take such necessary action. Wherever this Agreement provides that an Affiliate or Subsidiary of a Party has an obligation to take, or refrain from taking, any action, such Party shall be deemed to have an obligation under this Agreement to cause such Affiliate or Subsidiary or any such Affiliate’s or Subsidiary’s officers, directors, management or employees to take, or refrain from taking, any action, or such action as may be necessary to accomplish the purposes of this Agreement. Any failure by an Affiliate or a Subsidiary of any Party to take, or refrain from taking, any action contemplated by this Agreement shall be deemed to be a breach of this Agreement by such Party.
Section 9.4     Confidential Information.
(a)    Subject to Section 9.5(b), from and after the Effective Date, each Party that receives or obtains Confidential Information, or whose Subsidiaries receive or obtain Confidential Information (collectively, the “Receiving Party”), from another Party or any of its Subsidiaries (collectively, the “Disclosing Party”) as a result of the transactions contemplated by this Agreement shall treat such Confidential Information as confidential, shall use such Confidential Information only for the purposes of performing or giving effect to this Agreement, shall not disclose or use any such Confidential Information except as provided herein and shall take all necessary steps to ensure that its directors, officers, employees, agents and representatives do not disclose or use any such Confidential Information except as provided herein.
(b)    Section 9.5(a) shall not prohibit the disclosure or use of any Confidential Information if and to the extent:
(i)    the disclosure or use is required by Applicable Law or for the purpose of any judicial or administrative proceedings (provided that, to the extent practicable and permitted by Applicable Law, prior to such disclosure or use, the Receiving Party shall (A) promptly notify the Disclosing Party of such requirement and provide the Disclosing Party with a list of Confidential Information to be disclosed (unless the provision of such notice is not permissible under Applicable Law) and (B) reasonably cooperate in obtaining, at the expense of the Disclosing Party, a protective order covering, or confidential treatment for, such Confidential Information);
(ii)    the disclosure is to any Governmental Authority having jurisdiction over the Receiving Party in connection with supervisory discussions with, and examinations by, such Governmental Authority;
(iii)    the Confidential Information is or becomes generally available to the public (other than as a result of an unauthorized disclosure, whether direct or indirect, by the Receiving Party); provided that there is written evidence of the public availability of such Confidential Information;
(iv)    the Confidential Information is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party (provided that, such sources are not known by the Receiving Party to be subject to another confidentiality obligation; and

provided, further, that there is evidence in the Receiving Party’s written records of the source of such Confidential Information); or
(v)    the disclosure or use of such Confidential Information is made with the Disclosing Party’s prior written approval.
(c)    Each Party’s Confidential Information shall remain the property of that Party. Each Party shall use at least the same degree of care, but in any event no less than a reasonable degree of care, to prevent disclosing to third parties the Confidential Information of any other Party as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature.
(d)    Upon the termination of this Agreement, the Receiving Party agrees to return all of the other Party’s Confidential Information in its possession, custody and control. In lieu of returning such information, the Receiving Party may, at its election, provide the Disclosing Party with a written certification that any and all such Confidential Information has been destroyed or otherwise rendered inaccessible, unreadable or unavailable. Notwithstanding the foregoing, the Receiving Party may, following the termination of this Agreement, retain copies of such Confidential Information in connection with any bona fide internal record keeping requirement or for any legal or regulatory purpose provided that it does so in accordance with the terms and conditions of this Section 9.5 for the duration of such retention.
Section 9.5     Interpretation; Effect. The words “hereof”, “herein” and “hereunder” and words of like import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “but not limited to” or “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof), and to any section of any statute or regulation include any successor to the section. Headings and numbering of sections and paragraphs in this Agreement are for convenience only and will not be construed to define or limit any of the terms in this Agreement or affect the meaning or interpretation of this Agreement. This Agreement is the product of negotiation by the Parties, having the assistance of counsel and other advisers and the Parties intend that this Agreement not be construed more strictly with regard to one Party than with regard to any other. No provision of this Agreement is to be construed to require, directly or indirectly, any person to take any action, or omit to take any action, to the extent such action or omission would violate Applicable Law (including statutory and common law), rule or regulation.
Section 9.6     Severability. In the event that any provision of this Agreement is declared invalid, void or unenforceable, the remainder of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted in a manner that accomplishes, to the extent possible, the original purpose of such provision.
Section 9.7     Applicable Law. Except to the extent preempted by United States Federal law, this Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles thereof to the extent that such principles would apply the law of another jurisdiction.
Section 9.8     Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the affected Party shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The other Parties shall not oppose the granting of such relief. The Parties agree that the remedies at law for any breach or threatened breach hereof, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are hereby waived.
Section 9.9     Force Majeure. No Party shall be liable for any failure of performance to the extent attributable to acts, events or causes (including war, riot, rebellion, civil disturbances, flood, storm, fire and earthquake or other acts of God or conditions or events of nature, or any act of any Governmental Authority) beyond its control to prevent in whole or in part performance by such Party under this Agreement.
Section 9.10     Amendment, Modification and Waiver. This Agreement may be amended, modified or supplemented at any time by written agreement of the Parties. Any failure of any Party to comply with any term or provision of this Agreement may be waived by the other Parties, by an instrument in writing signed by such Parties, but such waiver or failure to insist upon strict compliance with such term or provision shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.
Section 9.11     Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Holdings shall not assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of AXA Group, except as provided in this Section 9.12. Any purported assignment in violation of this Section 9.12 shall be null and void ab initio.
Section 9.12     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The counterparts of this Agreement may be executed and delivered by facsimile or other electronic imaging means (including in pdf or tif format sent by electronic mail) by a Party to the other Parties and the receiving Party may rely on the receipt of such document so executed and delivered by facsimile or other electronic imaging means as if the original had been received.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Effective Date.
AXA EQUITABLE HOLDINGS, INC.
By:     /s/ Anders Malmström
    Name: Anders Malmström
    Title: Senior Executive Vice President
        and Chief Financial Officer
AXA S.A.
By:     /s/ Helen Browne
    Name: Helen Browne
    Title: Group General Counsel
AXA FINANCIAL, INC.
(solely for purposes of Section 9.3(a))

By: /s/ Anders Malmström
    Name: Anders Malmström
    Title: Senior Executive Vice President
        and Chief Financial Officer

Schedule 1
Licensed Trademarks

TERRITORY	MARK	NUMBER	CLASS
USA	AXA	1290037	35, 36
USA	AXA	1679597	36
USA	AXA	2118193	38
USA		2416704	35,36
USA		87759872	35, 36
USA		2072157	36
USA	AXA ADVISORS	2546263	36
USA		3938187	36, 39 , 41, 44
USA	BORN TO PROTECT	1182049 (4623063)	35, 36, 37, 38, 39, 41, 43, 44, 45
USA	REDEFINING / STANDARDS	3 759 282	36, 39, 41, 44
USA		987075 (3763340)	35, 36
USA	Your Future, Protected	4400862	36
USA		1276934	35, 36, 38, 41
USA		1283522	9, 37, 38, 40, 42
USA		987231 (3771677)	35, 36
Canada	AXA	452315	36
Canada		433066	36

Schedule 2
Licensed Domain Names

Domain Name	Domain Registration Status	Registrant or top level organisation that owns registrant
axaachievement.com	Registered	AXA US
axaachievement.org	Registered	AXA US
axa-achievement.org	Registered	AXA US
axaachievementprogram.com	Registered	AXA US
axa-achievementprogram.com	Registered	AXA US
axaachievementprogram.org	Registered	AXA US
axa-achievementprogram.org	Registered	AXA US
axaachievementscholarship.com	Registered	AXA US
axa-achievementscholarship.com	Registered	AXA US
axaachievementscholarship.org	Registered	AXA US
axa-achievementscholarship.org	Registered	AXA US
axaachievers.com	Registered	AXA US
axa-achievers.com	Registered	AXA US
axaachievers.org	Registered	AXA US
axa-achievers.org	Registered	AXA US
axaachivementscholarship.com	Registered	AXA US
axa-achivementscholarship.com	Registered	AXA US
axaachivementscholarship.org	Registered	AXA US
axa-achivementscholarship.org	Registered	AXA US
axa-advisers.biz	Registered	AXA US
axaadvisors.biz	Registered	AXA US
axa-advisors.biz	Registered	AXA US
axaadvisors.cc	Registered	AXA US
axa-advisors.cc	Registered	AXA US
axaadvisors.net	Registered	AXA US
axaadvisors.org	Registered	AXA US
axa-advisors.org	Registered	AXA US
axaadvisors.tv	Registered	AXA US

axa-advisors.tv	Registered	AXA US
axaadvisors.ws	Registered	AXA US
axa-advisors.ws	Registered	AXA US
axa-coverage.com	Registered	AXA US
axadist.biz	Registered	AXA US
axa-dist.biz	Registered	AXA US
axa-dist.com	Registered	AXA US
axadist.net	Registered	AXA US
axa-dist.net	Registered	AXA US
axadist.tv	Registered	AXA US
axa-dist.tv	Registered	AXA US
axadistributor.biz	Registered	AXA US
axa-distributor.biz	Registered	AXA US
axa-distributor.com	Registered	AXA US
axadistributor.net	Registered	AXA US
axa-distributor.net	Registered	AXA US
axadistributor.tv	Registered	AXA US
axa-distributor.tv	Registered	AXA US
axadistributors.biz	Registered	AXA US
axa-distributors.biz	Registered	AXA US
axadistributors.net	Registered	AXA US
axa-distributors.net	Registered	AXA US
axadistributors.tv	Registered	AXA US
axa-distributors.tv	Registered	AXA US
axadistributorsllc.biz	Registered	AXA US
axa-distributorsllc.biz	Registered	AXA US
axadistributorsllc.com	Registered	AXA US
axa-distributorsllc.com	Registered	AXA US
axadistributorsllc.net	Registered	AXA US
axa-distributorsllc.net	Registered	AXA US
axadistributorsllc.tv	Registered	AXA US
axa-distributorsllc.tv	Registered	AXA US
axaeq.biz	Registered	AXA US
axaeq.com	Registered	AXA US
axaeq.info	Registered	AXA US
axaeq.net	Registered	AXA US
axaeq.org	Registered	AXA US
axaeq.tv	Registered	AXA US
axaeq.ws	Registered	AXA US

axaeqla.biz	Registered	AXA US
axaeqla.com	Registered	AXA US
axaeqla.info	Registered	AXA US
axaeqla.net	Registered	AXA US
axaeqla.org	Registered	AXA US
axaeqla.tv	Registered	AXA US
axaeqla.ws	Registered	AXA US
axaequitable.biz	Registered	AXA US
axaequitable.cc	Registered	AXA US
axaequitable.net	Registered	AXA US
axaequitable.org	Registered	AXA US
axaequitable.tv	Registered	AXA US
axaequitable.ws	Registered	AXA US
axaeventproductioncenter.com	Registered	AXA US
axafinancial.biz	Registered	AXA US
axafinancial.net	Registered	AXA US
axa-financial.net	Registered	AXA US
axafinancial.org	Registered	AXA US
axa-financial.org	Registered	AXA US
axafinancial.tv	Registered	AXA US
axa-financial.tv	Registered	AXA US
axafinancial.ws	Registered	AXA US
axa-financial.ws	Registered	AXA US
axafinancialservices.com	Registered	AXA US
axa-financialservices.info	Registered	AXA US
axafinancialservices.net	Registered	AXA US
axa-financialservices.net	Registered	AXA US
axafinancialservices.org	Registered	AXA US
axa-financialservices.org	Registered	AXA US
axafinancialservices.tv	Registered	AXA US
axa-financialservices.tv	Registered	AXA US
axafinancialservices.ws	Registered	AXA US
axa-financialservices.ws	Registered	AXA US
axafs.biz	Registered	AXA US
axa-fs.biz	Registered	AXA US
axafs.com	Registered	AXA US
axa-fs.com	Registered	AXA US
axafs.info	Registered	AXA US
axa-fs.info	Registered	AXA US

axafs.net	Registered	AXA US
axa-fs.net	Registered	AXA US
axafs.org	Registered	AXA US
axafs.tv	Registered	AXA US
axa-fs.tv	Registered	AXA US
axafs.ws	Registered	AXA US
axa-fs.ws	Registered	AXA US
axa-funds.com	Registered	AXA US
axa-funds.net	Registered	AXA US
axa-funds.org	Registered	AXA US
axaglobalrisks.biz	Registered	AXA US
axaglobalrisks.com	Registered	AXA US
axaglobalrisks.info	Registered	AXA US
axaglobalrisks.net	Registered	AXA US
axaglobalrisks.org	Registered	AXA US
axaglobalrisks.tv	Registered	AXA US
axaglobalrisks.ws	Registered	AXA US
axainsurance.biz	Registered	AXA US
axainsurance.info	Registered	AXA US
axainsurance.org	Registered	AXA US
axa-insurance.org	Registered	AXA US
axainsurance.tv	Registered	AXA US
axa-insurance.tv	Registered	AXA US
axainsurance.ws	Registered	AXA US
axa-insurance.ws	Registered	AXA US
axainvestmentmanagers.biz	Registered	AXA US
axainvestmentmanagers.tv	Registered	AXA US
axalife.biz	Registered	AXA US
axa-life.biz	Registered	AXA US
axalife.info	Registered	AXA US
axa-life.info	Registered	AXA US
axalife.org	Registered	AXA US
axa-life.org	Registered	AXA US
axalife.tv	Registered	AXA US
axa-life.tv	Registered	AXA US
axalife.ws	Registered	AXA US
axa-life.ws	Registered	AXA US
axamutualfund.cc	Registered	AXA US
axamutualfund.com	Registered	AXA US

axamutualfund.net	Registered	AXA US
axamutualfund.org	Registered	AXA US
axamutualfund.tv	Registered	AXA US
axamutualfunds.biz	Registered	AXA US
axamutualfunds.cc	Registered	AXA US
axamutualfunds.com	Registered	AXA US
axa-mutualfunds.com	Registered	AXA US
axa-mutualfunds.info	Registered	AXA US
axamutualfunds.net	Registered	AXA US
axamutualfunds.org	Registered	AXA US
axamutualfunds.tv	Registered	AXA US
axanet.biz	Registered	AXA US
axanet.info	Registered	AXA US
axanet.net	Registered	AXA US
axanet.org	Registered	AXA US
axanet.tv	Registered	AXA US
axanet.ws	Registered	AXA US
axanetwork.biz	Registered	AXA US
axanetwork.cc	Registered	AXA US
axanetwork.net	Registered	AXA US
axanetwork.org	Registered	AXA US
axanetwork.tv	Registered	AXA US
axanetwork.ws	Registered	AXA US
axanorthamerica.biz	Registered	AXA US
axa-northamerica.biz	Registered	AXA US
axanorthamericainc.biz	Registered	AXA US
axaonline.biz	Registered	AXA US
axaonline.cc	Registered	AXA US
axaonline.tv	Registered	AXA US
axaonline.ws	Registered	AXA US
axaonlinebillmanager.biz	Registered	AXA US
axaonlinebills.biz	Registered	AXA US
axapremier.biz	Registered	AXA US
axa-premier.biz	Registered	AXA US
axapremierfund.biz	Registered	AXA US
axa-premierfund.biz	Registered	AXA US
axapremierfund.cc	Registered	AXA US
axa-premierfund.info	Registered	AXA US
axapremierfund.net	Registered	AXA US

axa-premierfund.net	Registered	AXA US
axapremierfund.org	Registered	AXA US
axapremierfund.tv	Registered	AXA US
axa-premierfund.ws	Registered	AXA US
axapremierfunds.biz	Registered	AXA US
axa-premierfunds.biz	Registered	AXA US
axapremierfunds.cc	Registered	AXA US
axa-premier-funds.com	Registered	AXA US
axa-premierfunds.info	Registered	AXA US
axapremierfunds.net	Registered	AXA US
axa-premierfunds.net	Registered	AXA US
axa-premier-funds.net	Registered	AXA US
axapremierfunds.org	Registered	AXA US
axapremierfunds.tv	Registered	AXA US
axa-premierfunds.tv	Registered	AXA US
axapremierfunds.ws	Registered	AXA US
axa-premierfunds.ws	Registered	AXA US
axapremierinc.biz	Registered	AXA US
axa-premierinc.biz	Registered	AXA US
axapremiermutualfund.biz	Registered	AXA US
axapremiermutualfund.cc	Registered	AXA US
axapremiermutualfund.com	Registered	AXA US
axapremiermutualfund.net	Registered	AXA US
axapremiermutualfund.org	Registered	AXA US
axapremiermutualfund.tv	Registered	AXA US
axapremiermutualfund.ws	Registered	AXA US
axapremiermutualfunds.biz	Registered	AXA US
axapremiermutualfunds.cc	Registered	AXA US
axapremiermutualfunds.com	Registered	AXA US
axapremiermutualfunds.net	Registered	AXA US
axapremiermutualfunds.org	Registered	AXA US
axapremiermutualfunds.tv	Registered	AXA US
axapremiermutualfunds.ws	Registered	AXA US
axapremiumfunds.biz	Registered	AXA US
axapremiumfunds.cc	Registered	AXA US
axapremiumfunds.net	Registered	AXA US
axapremiumfunds.org	Registered	AXA US
axapremiumfunds.tv	Registered	AXA US
axapremiumfunds.ws	Registered	AXA US

axaprivateclient.biz	Registered	AXA US
axa-privateclient.biz	Registered	AXA US
axarbg.biz	Registered	AXA US
axa-rbg.biz	Registered	AXA US
axarbg.com	Registered	AXA US
axa-rbg.com	Registered	AXA US
axarbg.info	Registered	AXA US
axa-rbg.info	Registered	AXA US
axarbg.net	Registered	AXA US
axa-rbg.net	Registered	AXA US
axarbg.org	Registered	AXA US
axa-rbg.org	Registered	AXA US
axarbg.tv	Registered	AXA US
axa-rbg.tv	Registered	AXA US
axa-retirementbenefitsgroup.biz	Registered	AXA US
axa-retirementbenefitsgroup.com	Registered	AXA US
axa-retirementbenefitsgroup.info	Registered	AXA US
axa-retirementbenefitsgroup.net	Registered	AXA US
axa-retirementbenefitsgroup.org	Registered	AXA US
axascholarship.com	Registered	AXA US
axascholarship.org	Registered	AXA US
axa-scholarship.org	Registered	AXA US
axashare.biz	Registered	AXA US
axa-share.biz	Registered	AXA US
axasource.biz	Registered	AXA US
axa-source.biz	Registered	AXA US
axa-us.biz	Registered	AXA US
axausa.biz	Registered	AXA US
axa-usa.biz	Registered	AXA US
axavision.biz	Registered	AXA US
axa-vision.biz	Registered	AXA US
axawholesaler.biz	Registered	AXA US
axa-wholesaler.biz	Registered	AXA US
axawholesaler.com	Registered	AXA US
axa-wholesaler.com	Registered	AXA US
axawholesaler.info	Registered	AXA US
axa-wholesaler.info	Registered	AXA US
axawholesaler.net	Registered	AXA US
axawholesaler.tv	Registered	AXA US

axa-wholesaler.tv	Registered	AXA US
axawholesaler.ws	Registered	AXA US
axa-wholesaler.ws	Registered	AXA US
axf.biz	Registered	AXA US
axf.cc	Registered	AXA US
myaxaadvisor.biz	Registered	AXA US
myaxa-advisor.biz	Registered	AXA US
myaxacenter.biz	Registered	AXA US
myaxafinancial.biz	Registered	AXA US
myaxa-financial.biz	Registered	AXA US
myaxaonline.biz	Registered	AXA US
myaxaportal.biz	Registered	AXA US
my-axaportal.biz	Registered	AXA US
myaxapro.biz	Registered	AXA US
myaxaprofessional.biz	Registered	AXA US
costcomp-int.us.axa.com	Registration in Progress	AXA US
www.Caitlyn.myaxa-advisors.com	Submitted	AXA US
www.amosakinyooye.myaxa-advisors.com	Submitted	AXA US
Brian.Hartmann.myaxa-advisors.com	Submitted	AXA US
Brianna.McClain.myaxa-advisors.com	Submitted	AXA US
Christopher.Cole.myaxa-advisors.com	Submitted	AXA US
Derek.Glabecki.myaxa-advisors.com	Submitted	AXA US
Joseph.Maldonado.myaxa-advisors.com	Submitted	AXA US
Manolo.Teijelo.myaxa-advisors.com	Submitted	AXA US
axaprivatemarkets.com	Registered	AXA US
www1-openam.us.axa.com	Registration in Progress	AXA US
rig.int.us.axa.com	Draft	AXA US
axanetwork.com	Registered	AXA US
axaseattle.com	Registered	AXA US
test-epolicyoffice.axa.com	Rejected	AXA US
pl.us.axa.com	Submitted	AXA US
axacsg.com	Registered	AXA US
axa.us.com	Registered	AXA US
axa2plan.com	Registered	AXA US
axa-achievement.com	Registered	AXA US
axa-ada.com	Registered	AXA US
axaadvisors.com	Registered	AXA US
axa-advisors.com	Registered	AXA US
axabrightlife.com	Registered	AXA US

axadistributors.com	Registered	AXA US
axa-distributors.com	Registered	AXA US
axadvisors.com	Registered	AXA US
axaequitable.com	Registered	AXA US
axa-equitable.com	Registered	AXA US
axafinancial.com	Registered	AXA US
axa-financial.com	Registered	AXA US
axa-foundation.com	Registered	AXA US
axaonline.com	Registered	AXA US
axascam.biz	Registered	AXA US
axascam.cc	Registered	AXA US
axascam.info	Registered	AXA US
axascam.mobi	Registered	AXA US
axascam.net	Registered	AXA US
axascam.tv	Registered	AXA US
axascam.us	Registered	AXA US
solutionsondemand-axa-equitable.com	Registered	AXA US
kevin.sullivan@axa-advisors.com	Submitted	AXA US
jeffrey.selman@axa-advisors.com	Submitted	AXA US
axa.us	Registered	AXA US
axa-equitablefunds.com	Registered	AXA US
axapremierfunds.com	Registered	AXA US
retirewithaxa.com	Registered	AXA US
axa-art.com	Registered	AXA ART
axa-artinsurance.com	Registered	AXA ART
axa-art-usa.com	Registered	AXA ART
axa-artinsurance.com	Registered	AXA ART
askaxa.com	Registered	AXA US
askaxa.net	Registered	AXA US
axa.me	Registered	AXA US
axa4u.com	Registered	AXA US
axa4u.net	Registered	AXA US
axa-broker.com	Registered	AXA US
axabrokers.biz	Registered	AXA US
axa-brokers.biz	Registered	AXA US
axabrokers.com	Registered	AXA US
axa-brokers.com	Registered	AXA US
axabrokers.info	Registered	AXA US
axa-brokers.info	Registered	AXA US

axabrokers.net	Registered	AXA US
axa-brokers.net	Registered	AXA US
axa-businessrisk.com	Registered	AXA US
axachannel.biz	Registered	AXA US
axa-channel.biz	Registered	AXA US
axachannel.com	Registered	AXA US
axa-channel.com	Registered	AXA US
axa-channel.info	Registered	AXA US
axa-channel.net	Registered	AXA US
axaclientservices.biz	Registered	AXA US
axa-clientservices.biz	Registered	AXA US
axaclientservices.com	Registered	AXA US
axa-clientservices.com	Registered	AXA US
axaclientsolutions.biz	Registered	AXA US
axa-clientsolutions.biz	Registered	AXA US
axaclientsolutions.com	Registered	AXA US
axa-clientsolutions.com	Registered	AXA US
axaclientsolutions.us	Registered	AXA US
axaadvice.biz	Registered	AXA US
axaadvice.com	Registered	AXA US
axaadviser.biz	Registered	AXA US
axaadviser.com	Registered	AXA US
axaadvisers.biz	Registered	AXA US
axaadvisers.com	Registered	AXA US
axa-advisers.com	Registered	AXA US
axaadvisor.biz	Registered	AXA US
axa-advisor.biz	Registered	AXA US
axa-advisor.com	Registered	AXA US
axaadvisor.us	Registered	AXA US
axa-advisor.us	Registered	AXA US
axa-advisors.info	Registered	AXA US
axa-advisors.mobi	Registered	AXA US
axa-advisors.net	Registered	AXA US
axaadvisors.us	Registered	AXA US
axa-advisors.us	Registered	AXA US
axaadvisorscomplaints.biz	Registered	AXA US
axa-advisors-complaints.biz	Registered	AXA US
axaadvisorscomplaints.cc	Registered	AXA US
axa-advisors-complaints.cc	Registered	AXA US

axaadvisorscomplaints.com	Registered	AXA US
axa-advisors-complaints.com	Registered	AXA US
axaadvisorscomplaints.info	Registered	AXA US
axa-advisors-complaints.info	Registered	AXA US
axaadvisorscomplaints.mobi	Registered	AXA US
axa-advisors-complaints.mobi	Registered	AXA US
axaadvisorscomplaints.net	Registered	AXA US
axa-advisors-complaints.net	Registered	AXA US
axaadvisorscomplaints.tv	Registered	AXA US
axa-advisors-complaints.tv	Registered	AXA US
axa-advisors-complaints.us	Registered	AXA US
axaadvisorsindiana.com	Registered	AXA US
axaadvisorsscam.biz	Registered	AXA US
axa-advisors-scam.biz	Registered	AXA US
axaadvisorsscam.cc	Registered	AXA US
axa-advisors-scam.cc	Registered	AXA US
axaadvisorsscam.com	Registered	AXA US
axa-advisors-scam.com	Registered	AXA US
axaadvisorsscam.info	Registered	AXA US
axa-advisors-scam.info	Registered	AXA US
axaadvisorsscam.mobi	Registered	AXA US
axa-advisors-scam.mobi	Registered	AXA US
axaadvisorsscam.net	Registered	AXA US
axa-advisors-scam.net	Registered	AXA US
axaadvisorsscam.tv	Registered	AXA US
axa-advisors-scam.tv	Registered	AXA US
axaadvisorsscam.us	Registered	AXA US
axa-advisors-scam.us	Registered	AXA US
axaadvisorstsa.com	Registered	AXA US
axaama.biz	Registered	AXA US
axa-ama.biz	Registered	AXA US
axaama.com	Registered	AXA US
axa-ama.com	Registered	AXA US
axaamericas.biz	Registered	AXA US
axaamericas.com	Registered	AXA US
axaamericasinc.biz	Registered	AXA US
axa-americasinc.biz	Registered	AXA US
axaamericasinc.com	Registered	AXA US
axa-americasinc.com	Registered	AXA US

axa-americasincnet.biz	Registered	AXA US
axa-asset-management.biz	Registered	AXA US
axa-asset-management.com	Registered	AXA US
axa-atretirement.biz	Registered	AXA US
axa-atretirement.com	Registered	AXA US
axa-atretirement.info	Registered	AXA US
axa-atretirement.net	Registered	AXA US
axa-atretirement.us	Registered	AXA US
axabillcenter.biz	Registered	AXA US
axabillcenter.com	Registered	AXA US
axabillcenter.net	Registered	AXA US
axabillcenter.org	Registered	AXA US
axabroker.biz	Registered	AXA US
axa-broker.biz	Registered	AXA US
axabroker.com	Registered	AXA US
axacompanies.biz	Registered	AXA US
axa-companies.biz	Registered	AXA US
axacompanies.com	Registered	AXA US
axa-companies.com	Registered	AXA US
axacompaniesinc.biz	Registered	AXA US
axa-companiesinc.biz	Registered	AXA US
axacompaniesinc.com	Registered	AXA US
axa-companiesinc.com	Registered	AXA US
axacomplaints.biz	Registered	AXA US
axa-complaints.biz	Registered	AXA US
axacomplaints.cc	Registered	AXA US
axa-complaints.cc	Registered	AXA US
axacomplaints.com	Registered	AXA US
axa-complaints.com	Registered	AXA US
axacomplaints.info	Registered	AXA US
axa-complaints.info	Registered	AXA US
axacomplaints.mobi	Registered	AXA US
axa-complaints.mobi	Registered	AXA US
axacomplaints.net	Registered	AXA US
axa-complaints.net	Registered	AXA US
axacomplaints.tv	Registered	AXA US
axa-complaints.tv	Registered	AXA US
axacomplaints.us	Registered	AXA US
axa-complaints.us	Registered	AXA US

axacs.com	Registered	AXA US
axa-csms.com	Registered	AXA US
axacustomercare.co.uk	Registered	AXA US
axadesportes.com	Registered	AXA US
axadist.com	Registered	AXA US
axadistributionholding.biz	Registered	AXA US
axa-distributionholding.biz	Registered	AXA US
axadistributionholding.com	Registered	AXA US
axa-distributionholding.com	Registered	AXA US
axadistributor.com	Registered	AXA US
axadistributor.us	Registered	AXA US
axa-distributor.us	Registered	AXA US
axadistributors.mobi	Registered	AXA US
axadistributors.us	Registered	AXA US
axa-distributors.us	Registered	AXA US
axadvisors.biz	Registered	AXA US
axa-epolicy.biz	Registered	AXA US
axa-epolicy.com	Registered	AXA US
axa-epolicy.net	Registered	AXA US
axa-epolicy.us	Registered	AXA US
axaequatable.com	Registered	AXA US
axaequipable.com	Registered	AXA US
axa-equipable.com	Registered	AXA US
axaequitabel.com	Registered	AXA US
axa-equitabel.com	Registered	AXA US
axaequitabl.com	Registered	AXA US
axa-equitabl.com	Registered	AXA US
axa-equitable.biz	Registered	AXA US
axa-equitable.cc	Registered	AXA US
axaequitable.info	Registered	AXA US
axa-equitable.info	Registered	AXA US
axaequitable.me	Registered	AXA US
axa-equitable.me	Registered	AXA US
axa-equitable.mobi	Registered	AXA US
axa-equitable.net	Registered	AXA US
axa-equitable.org	Registered	AXA US
axa-equitable.tv	Registered	AXA US
axaequitable.us	Registered	AXA US
axa-equitable.us	Registered	AXA US

axa-equitable.ws	Registered	AXA US
axaequitablefunds.com	Registered	AXA US
axaequitablelife.biz	Registered	AXA US
axa-equitablelife.biz	Registered	AXA US
axaequitablelife.com	Registered	AXA US
axa-equitablelife.com	Registered	AXA US
axaequitablelife.info	Registered	AXA US
axa-equitablelife.info	Registered	AXA US
axaequitablelife.net	Registered	AXA US
axa-equitablelife.net	Registered	AXA US
axaequitablelife.org	Registered	AXA US
axa-equitablelife.org	Registered	AXA US
axaequitablelifeinsurance.biz	Registered	AXA US
axa-equitablelifeinsurance.biz	Registered	AXA US
axaequitablelifeinsurance.com	Registered	AXA US
axaequitablelifeinsurance.info	Registered	AXA US
axa-equitablelifeinsurance.info	Registered	AXA US
axaequitablelifeinsurance.net	Registered	AXA US
axa-equitablelifeinsurance.net	Registered	AXA US
axaequitablelifeinsurance.org	Registered	AXA US
axa-equitablelifeinsurance.org	Registered	AXA US
axaequitablelifeinsurancecompany.biz	Registered	AXA US
axa-equitablelifeinsurancecompany.biz	Registered	AXA US
axaequitablelifeinsurancecompany.com	Registered	AXA US
axa-equitablelifeinsurancecompany.com	Registered	AXA US
axaequitablelifeinsurancecompany.info	Registered	AXA US
axa-equitablelifeinsurancecompany.info	Registered	AXA US
axaequitablelifeinsurancecompany.net	Registered	AXA US
axa-equitablelifeinsurancecompany.net	Registered	AXA US
axaequitablelifeinsurancecompany.org	Registered	AXA US
axa-equitablelifeinsurancecompany.org	Registered	AXA US
axa-equitablepassiton.com	Registered	AXA US
axaequitablevideo.com	Registered	AXA US
axa-equitablevio.com	Registered	AXA US
axaequitale.com	Registered	AXA US
axa-equitale.com	Registered	AXA US
axaequitbale.com	Registered	AXA US
axa-equitbale.com	Registered	AXA US
axaequitble.com	Registered	AXA US

axaequitible.com	Registered	AXA US
axa-equitible.com	Registered	AXA US
axa-equittable.com	Registered	AXA US
axaequtable.com	Registered	AXA US
axaequtiable.com	Registered	AXA US
axa-equtiable.com	Registered	AXA US
axaeway.com	Registered	AXA US
axa-eway.com	Registered	AXA US
axafinance.com	Registered	AXA US
axa-finance.com	Registered	AXA US
axafinance.net	Registered	AXA US
axa-finance.net	Registered	AXA US
axafinance.org	Registered	AXA US
axa-finance.org	Registered	AXA US
axa-financial.biz	Registered	AXA US
axafinancial.info	Registered	AXA US
axa-financial.info	Registered	AXA US
axafinancial.us	Registered	AXA US
axa-financial.us	Registered	AXA US
axafinancialcompanies.biz	Registered	AXA US
axa-financialcompanies.biz	Registered	AXA US
axafinancialcompanies.com	Registered	AXA US
axa-financialcompanies.com	Registered	AXA US
axafinancialconsultant.biz	Registered	AXA US
axafinancialconsultant.com	Registered	AXA US
axafinancialconsultant.info	Registered	AXA US
axafinancialconsultant.net	Registered	AXA US
axafinancialconsultant.us	Registered	AXA US
axafinancialcorp.com	Registered	AXA US
axafinancialinc.biz	Registered	AXA US
axa-financialinc.biz	Registered	AXA US
axa-financialinc.com	Registered	AXA US
axafinancialpro.biz	Registered	AXA US
axafinancialpro.com	Registered	AXA US
axafinancialpro.net	Registered	AXA US
axafinancialpro.org	Registered	AXA US
axafinancialprofessional.biz	Registered	AXA US
axafinancialprofessional.info	Registered	AXA US
axafinancialprofessional.net	Registered	AXA US

axafinancialprofessional.us	Registered	AXA US
axafinancialservices.biz	Registered	AXA US
axa-financialservices.biz	Registered	AXA US
axa-financialservices.com	Registered	AXA US
axafinancialstrategies.biz	Registered	AXA US
axafinancialstrategies.com	Registered	AXA US
axa-foundation.biz	Registered	AXA US
axa-fs.org	Registered	AXA US
axafund.biz	Registered	AXA US
axa-fund.biz	Registered	AXA US
axafund.com	Registered	AXA US
axa-fund.com	Registered	AXA US
axafund.info	Registered	AXA US
axa-fund.info	Registered	AXA US
axafund.tv	Registered	AXA US
axa-fund.tv	Registered	AXA US
axafund.ws	Registered	AXA US
axa-fund.ws	Registered	AXA US
axafunds.biz	Registered	AXA US
axa-funds.biz	Registered	AXA US
axa-funds.info	Registered	AXA US
axafunds.tv	Registered	AXA US
axa-funds.tv	Registered	AXA US
axafunds.ws	Registered	AXA US
axa-funds.ws	Registered	AXA US
axagallery.biz	Registered	AXA US
axa-gallery.biz	Registered	AXA US
axagallery.com	Registered	AXA US
axa-gallery.com	Registered	AXA US
axagallery.org	Registered	AXA US
axa-gallery.org	Registered	AXA US
axa-global.com	Registered	AXA US
axaglobal.net	Registered	AXA US
axa-global.net	Registered	AXA US
axaglobalrisks.us	Registered	AXA US
axagorilla.com	Registered	AXA US
axagsag.com	Registered	AXA US
axa-gsag.com	Registered	AXA US
axaholding.biz	Registered	AXA US

axa-holding.biz	Registered	AXA US
axaholding.com	Registered	AXA US
axa-holding.com	Registered	AXA US
axaholdinginc.biz	Registered	AXA US
axa-holdinginc.biz	Registered	AXA US
axaholdinginc.com	Registered	AXA US
axa-holdinginc.com	Registered	AXA US
axaholdings.biz	Registered	AXA US
axa-holdings.biz	Registered	AXA US
axaholdings.com	Registered	AXA US
axa-holdings.com	Registered	AXA US
axa-icoe.biz	Registered	AXA US
axa-icoe.com	Registered	AXA US
axainc.biz	Registered	AXA US
axa-inc.biz	Registered	AXA US
axainc.com	Registered	AXA US
axa-inc.com	Registered	AXA US
axaincomefund.com	Registered	AXA US
axainvestmentmanagers.org	Registered	AXA US
axainvestmentmanagers.us	Registered	AXA US
axainvestmentmanagers.ws	Registered	AXA US
axakingland.com	Registered	AXA US
axalaunch.com	Registered	AXA US
axa-life.com	Registered	AXA US
axalifeinsurance.us	Registered	AXA US
axamanagement.biz	Registered	AXA US
axa-management.biz	Registered	AXA US
axamanagement.com	Registered	AXA US
axa-management.com	Registered	AXA US
axamanagementinc.biz	Registered	AXA US
axa-managementinc.biz	Registered	AXA US
axamanagementinc.com	Registered	AXA US
axa-managementinc.com	Registered	AXA US
axamutualfund.biz	Registered	AXA US
axa-mutualfund.biz	Registered	AXA US
axa-mutualfund.com	Registered	AXA US
axa-mutualfund.info	Registered	AXA US
axanet.us	Registered	AXA US
axa-network.biz	Registered	AXA US

axa-network.com	Registered	AXA US
axa-network.us	Registered	AXA US
axanorthamerica.com	Registered	AXA US
axa-northamerica.com	Registered	AXA US
axanorthamericainc.com	Registered	AXA US
axa-northamericainc.com	Registered	AXA US
axaonline.info	Registered	AXA US
axaonline.mobi	Registered	AXA US
axaonline.org	Registered	AXA US
axaonline.us	Registered	AXA US
axaonlinebillmanager.com	Registered	AXA US
axaonlinebillmanager.net	Registered	AXA US
axaonlinebillmanager.org	Registered	AXA US
axaonlinebills.com	Registered	AXA US
axaonlinebills.net	Registered	AXA US
axaonlinebills.org	Registered	AXA US
axapartner.com	Registered	AXA US
axa-partner.com	Registered	AXA US
axapartner.net	Registered	AXA US
axa-partner.net	Registered	AXA US
axapartners.com	Registered	AXA US
axa-partners.com	Registered	AXA US
axapartners.net	Registered	AXA US
axa-partners.net	Registered	AXA US
axapremier.com	Registered	AXA US
axa-premier.com	Registered	AXA US
axapremierfund.us	Registered	AXA US
axa-premierfund.us	Registered	AXA US
axapremierfunds.us	Registered	AXA US
axa-premierfunds.us	Registered	AXA US
axapremierinc.com	Registered	AXA US
axa-premierinc.com	Registered	AXA US
axapremiumfunds.com	Registered	AXA US
axaprivateclient.com	Registered	AXA US
axa-privateclient.com	Registered	AXA US
axaprivatemarket.com	Registered	AXA US
axa-privatemarket.com	Registered	AXA US
axa-privatemarkets.com	Registered	AXA US
axaquitable.com	Registered	AXA US

axaretire.biz	Registered	AXA US
axa-retire.biz	Registered	AXA US
axaretire.com	Registered	AXA US
axa-retire.com	Registered	AXA US
axaretire.info	Registered	AXA US
axa-retire.info	Registered	AXA US
axaretire.net	Registered	AXA US
axa-retire.net	Registered	AXA US
axaretire.us	Registered	AXA US
axa-retire.us	Registered	AXA US
axaretirement.biz	Registered	AXA US
axa-retirement.biz	Registered	AXA US
axaretirement.com	Registered	AXA US
axa-retirement.com	Registered	AXA US
axaretirement.info	Registered	AXA US
axa-retirement.info	Registered	AXA US
axaretirement.net	Registered	AXA US
axa-retirement.net	Registered	AXA US
axaretirement.us	Registered	AXA US
axa-retirement.us	Registered	AXA US
axaretirementbenefits.biz	Registered	AXA US
axa-retirementbenefits.biz	Registered	AXA US
axaretirementbenefits.com	Registered	AXA US
axa-retirementbenefits.com	Registered	AXA US
axaretirementbenefits.net	Registered	AXA US
axa-retirementbenefits.net	Registered	AXA US
axa-scam.biz	Registered	AXA US
axa-scam.cc	Registered	AXA US
axa-scam.info	Registered	AXA US
axa-scam.mobi	Registered	AXA US
axa-scam.net	Registered	AXA US
axa-scam.tv	Registered	AXA US
axa-scam.us	Registered	AXA US
axa-scholarships.com	Registered	AXA US
axa-scholarships.info	Registered	AXA US
axa-scholarships.org	Registered	AXA US
axashare.com	Registered	AXA US
axa-share.com	Registered	AXA US
axasource.com	Registered	AXA US

axa-source.com	Registered	AXA US
axaspirit.com	Registered	AXA US
axasport.biz	Registered	AXA US
axa-sport.biz	Registered	AXA US
axasport.com	Registered	AXA US
axa-sport.com	Registered	AXA US
axasport.net	Registered	AXA US
axa-sport.net	Registered	AXA US
axasport.org	Registered	AXA US
axa-sport.org	Registered	AXA US
axasport.us	Registered	AXA US
axa-sport.us	Registered	AXA US
axasports.biz	Registered	AXA US
axa-sports.biz	Registered	AXA US
axa-sports.com	Registered	AXA US
axasports.net	Registered	AXA US
axa-sports.net	Registered	AXA US
axasports.org	Registered	AXA US
axa-sports.org	Registered	AXA US
axasports.us	Registered	AXA US
axa-sports.us	Registered	AXA US
axasportsfinancial.biz	Registered	AXA US
axasportsfinancial.info	Registered	AXA US
axasportsfinancial.net	Registered	AXA US
axasportsfinancial.us	Registered	AXA US
axasportsusa.biz	Registered	AXA US
axa-sportsusa.biz	Registered	AXA US
axasportsusa.com	Registered	AXA US
axa-sportsusa.com	Registered	AXA US
axasportsusa.net	Registered	AXA US
axa-sportsusa.net	Registered	AXA US
axasportsusa.org	Registered	AXA US
axa-sportsusa.org	Registered	AXA US
axasportsusa.us	Registered	AXA US
axa-sportsusa.us	Registered	AXA US
axa-sterlinggroup.biz	Registered	AXA US
axa-sterlinggroup.com	Registered	AXA US
axa-sterlinggroup.info	Registered	AXA US
axa-sterlinggroup.net	Registered	AXA US

axa-sterlinggroup.org	Registered	AXA US
axaus.com	Registered	AXA US
axa-us.com	Registered	AXA US
axausa.com	Registered	AXA US
axa-usa.com	Registered	AXA US
axavision.com	Registered	AXA US
axa-vision.com	Registered	AXA US
axeequitable.com	Registered	AXA US
axequitable.com	Registered	AXA US
ax-equitable.com	Registered	AXA US
axf.com	Registered	AXA US
axf.net	Registered	AXA US
axf.org	Registered	AXA US
desportesaxa.com	Registered	AXA US
donotclickreply2axa.com	Registered	AXA US
eforms4axa.com	Registered	AXA US
eforms4axaequitable.com	Registered	AXA US
ewayaxa.com	Registered	AXA US
axabroker.us	Registered	AXA US
axa-broker.us	Registered	AXA US
axabrokers.us	Registered	AXA US
axachannel.us	Registered	AXA US
axa-channel.us	Registered	AXA US
axaclientservices.us	Registered	AXA US
axa-clientservices.us	Registered	AXA US
grantthortonadvisors.com	Registered	AXA US
axa-clientsolutions.us	Registered	AXA US
axaadvice.us	Registered	AXA US
axaadviser.us	Registered	AXA US
axaadvisers.us	Registered	AXA US
axa-advisers.us	Registered	AXA US
axaama.us	Registered	AXA US
axa-ama.us	Registered	AXA US
axaamericas.us	Registered	AXA US
axaamericasinc.us	Registered	AXA US
axa-americasinc.us	Registered	AXA US
axa-americasincnet.us	Registered	AXA US
axa-asset-management.us	Registered	AXA US
axabillcenter.us	Registered	AXA US

axacompanies.us	Registered	AXA US
axa-companies.us	Registered	AXA US
axacompaniesinc.us	Registered	AXA US
axa-companiesinc.us	Registered	AXA US
axacs.us	Registered	AXA US
axa-cs.us	Registered	AXA US
axadist.us	Registered	AXA US
axa-dist.us	Registered	AXA US
axadistributionholding.us	Registered	AXA US
axa-distributionholding.us	Registered	AXA US
axadistributorsllc.us	Registered	AXA US
axa-distributorsllc.us	Registered	AXA US
axadvisors.us	Registered	AXA US
axa-edelivery.com	Registered	AXA US
axaenterprise.com	Registered	AXA US
axa-enterprise.com	Registered	AXA US
axaeq.us	Registered	AXA US
axaeqla.us	Registered	AXA US
axa-equitableguides.com	Registered	AXA US
axaequitablelife.us	Registered	AXA US
axa-equitablelife.us	Registered	AXA US
axa-equitablelifeinsurance.com	Registered	AXA US
axaequitablelifeinsurance.us	Registered	AXA US
axa-equitablelifeinsurance.us	Registered	AXA US
axaequitablelifeinsurancecompany.us	Registered	AXA US
axa-equitablelifeinsurancecompany.us	Registered	AXA US
thesourceusaxa.com	Registered	AXA US
axafinancialcompanies.us	Registered	AXA US
axa-financialcompanies.us	Registered	AXA US
axafinancialinc.com	Registered	AXA US
axafinancialinc.us	Registered	AXA US
axa-financialinc.us	Registered	AXA US
axafinancialpro.us	Registered	AXA US
axafinancialservices.us	Registered	AXA US
axa-financialservices.us	Registered	AXA US
axafinancialstrategies.us	Registered	AXA US
axa-foundation.us	Registered	AXA US
axafund.us	Registered	AXA US
axa-fund.us	Registered	AXA US

axafunds.us	Registered	AXA US
axa-funds.us	Registered	AXA US
axagallery.us	Registered	AXA US
axa-gallery.us	Registered	AXA US
axaholding.us	Registered	AXA US
axa-holding.us	Registered	AXA US
axaholdinginc.us	Registered	AXA US
axa-holdinginc.us	Registered	AXA US
axaholdings.us	Registered	AXA US
axa-holdings.us	Registered	AXA US
axa-icoe.us	Registered	AXA US
axainc.us	Registered	AXA US
axa-inc.us	Registered	AXA US
axainsurance.us	Registered	AXA US
axa-insurance.us	Registered	AXA US
axalife.us	Registered	AXA US
axa-life.us	Registered	AXA US
axa-management.us	Registered	AXA US
axamanagementinc.us	Registered	AXA US
axa-managementinc.us	Registered	AXA US
axamutualfund.us	Registered	AXA US
axa-mutualfund.us	Registered	AXA US
axamutualfunds.us	Registered	AXA US
axa-mutualfunds.us	Registered	AXA US
myaxaadvisor.com	Registered	AXA US
myaxa-advisor.com	Registered	AXA US
axanetwork.us	Registered	AXA US
axanorthamerica.us	Registered	AXA US
axa-northamerica.us	Registered	AXA US
myaxacenter.com	Registered	AXA US
myaxacenter.net	Registered	AXA US
myaxacenter.org	Registered	AXA US
axanorthamericainc.us	Registered	AXA US
myaxadvisor.com	Registered	AXA US
axaonlinebillmanager.us	Registered	AXA US
axaonlinebills.us	Registered	AXA US
myaxafinancial.com	Registered	AXA US
myaxa-financial.com	Registered	AXA US
axapremier.us	Registered	AXA US

axa-premier.us	Registered	AXA US
axapremierfund.com	Registered	AXA US
myaxaonline.com	Registered	AXA US
myaxaonline.net	Registered	AXA US
myaxaonline.org	Registered	AXA US
axa-premierfund.com	Registered	AXA US
axa-premierfund.tv	Registered	AXA US
axa-premierfunds.com	Registered	AXA US
myaxaportal.com	Registered	AXA US
my-axaportal.com	Registered	AXA US
myaxaportal.net	Registered	AXA US
my-axaportal.net	Registered	AXA US
myaxaportal.org	Registered	AXA US
my-axaportal.org	Registered	AXA US
axa-premier-funds.org	Registered	AXA US
axapremierinc.us	Registered	AXA US
axa-premierinc.us	Registered	AXA US
myaxapro.com	Registered	AXA US
myaxapro.net	Registered	AXA US
myaxapro.org	Registered	AXA US
axapremiermutualfund.us	Registered	AXA US
axapremiermutualfunds.us	Registered	AXA US
myaxaprofessional.com	Registered	AXA US
myaxaprofessional.net	Registered	AXA US
myaxaprofessional.org	Registered	AXA US
axapremiumfunds.us	Registered	AXA US
axaprivateclient.us	Registered	AXA US
axa-privateclient.us	Registered	AXA US
axarbg.us	Registered	AXA US
axa-rbg.us	Registered	AXA US
axaretirementbenefits.us	Registered	AXA US
axa-retirementbenefits.us	Registered	AXA US
axa-retirementbenefitsgroup.us	Registered	AXA US
axa-scholarship.com	Registered	AXA US
axashare.us	Registered	AXA US
axa-share.us	Registered	AXA US
axasource.us	Registered	AXA US
axa-source.us	Registered	AXA US
axasportsfinancial.com	Registered	AXA US

axa-us.us	Registered	AXA US
axausa.us	Registered	AXA US
axa-usa.us	Registered	AXA US
axavision.us	Registered	AXA US
axa-vision.us	Registered	AXA US
axawholesaler.us	Registered	AXA US
axa-wholesaler.us	Registered	AXA US
axf.us	Registered	AXA US
retirewithaxa.us	Registered	AXA US
solutionsondemand-axa-equitable.net	Registered	AXA US
solutionsondemand-axa-equitable.org	Registered	AXA US
solutionsondemand-axa-equitable.us	Registered	AXA US
thesourceusaxa.biz	Registered	AXA US
thesourceusaxa.info	Registered	AXA US
thesourceusaxa.net	Registered	AXA US
thesourceusaxa.us	Registered	AXA US
xa-equitable.com	Registered	AXA US
axa-epolicy.com	Registered	AXA US
axa.insurance	Registered	AXA US
preferences.us.axa.com	Registration in Progress	AXA US
myaxaadvisor.us	Registered	AXA US
myaxa-advisor.us	Registered	AXA US
myaxacenter.us	Registered	AXA US
myaxafinancial.us	Registered	AXA US
myaxa-financial.us	Registered	AXA US
myaxaonline.us	Registered	AXA US
myaxaportal.us	Registered	AXA US
my-axaportal.us	Registered	AXA US
myaxapro.us	Registered	AXA US
Andrew.Sternke.myaxa-advisors.com	Submitted	AXA US
myaxaprofessional.us	Registered	AXA US
David.England.myaxa-advisors.com	Submitted	AXA US
071317.all.axa.domains	Submitted	AXA US
intswft1.us.axa.com	Registration in Progress	AXA US
swft1.us.axa.com	Registration in Progress	AXA US
swft1.us.axa.com	Registration in Progress	AXA US
swft1.axa-equitable.com	Registration in Progress	AXA US
swft1.axaonline.com	Registration in Progress	AXA US
axaequitableholdings.com	Registration in Progress	AXA US

axaequitableholdings.biz	Registration in Progress	AXA US
axaequitableholdings.info	Registration in Progress	AXA US
axaequitableholdings.net	Registration in Progress	AXA US
axaequitableholdings.org	Registration in Progress	AXA US
axaequitableholdings.us	Registration in Progress	AXA US
axa-equitableholdings.com	Registration in Progress	AXA US
axa-equitableholdings.biz	Registration in Progress	AXA US
axa-equitableholdings.info	Registration in Progress	AXA US
axa-equitableholdings.net	Registration in Progress	AXA US
axa-equitableholdings.org	Registration in Progress	AXA US
axa-equitableholdings.us	Registration in Progress	AXA US
swft1.axa-advisors.com	Registration in Progress	AXA US
notification.us.axa.com	Submitted	AXA US
Schedule 3
Redirected Domain Names

Domain Name	Domain Registration Status	Please select the top level of the organisation where this domain will be registered
axaachievement.com	Registered	AXA US
axaachievement.org	Registered	AXA US
axa-achievement.org	Registered	AXA US
axaachievementprogram.com	Registered	AXA US
axa-achievementprogram.com	Registered	AXA US
axaachievementprogram.org	Registered	AXA US
axa-achievementprogram.org	Registered	AXA US
axaachievementscholarship.com	Registered	AXA US
axa-achievementscholarship.com	Registered	AXA US
axaachievementscholarship.org	Registered	AXA US
axa-achievementscholarship.org	Registered	AXA US
axaachievers.com	Registered	AXA US
axa-achievers.com	Registered	AXA US
axaachievers.org	Registered	AXA US
axa-achievers.org	Registered	AXA US
axaachivementscholarship.com	Registered	AXA US
axa-achivementscholarship.com	Registered	AXA US

axaachivementscholarship.org	Registered	AXA US
axa-achivementscholarship.org	Registered	AXA US
axa-advisers.biz	Registered	AXA US
axaadvisors.biz	Registered	AXA US
axa-advisors.biz	Registered	AXA US
axaadvisors.cc	Registered	AXA US
axa-advisors.cc	Registered	AXA US
axaadvisors.net	Registered	AXA US
axaadvisors.org	Registered	AXA US
axa-advisors.org	Registered	AXA US
axaadvisors.tv	Registered	AXA US
axa-advisors.tv	Registered	AXA US
axaadvisors.ws	Registered	AXA US
axa-advisors.ws	Registered	AXA US
axa-coverage.com	Registered	AXA US
axadist.biz	Registered	AXA US
axa-dist.biz	Registered	AXA US
axa-dist.com	Registered	AXA US
axadist.net	Registered	AXA US
axa-dist.net	Registered	AXA US
axadist.tv	Registered	AXA US
axa-dist.tv	Registered	AXA US
axadistributor.biz	Registered	AXA US
axa-distributor.biz	Registered	AXA US
axa-distributor.com	Registered	AXA US
axadistributor.net	Registered	AXA US
axa-distributor.net	Registered	AXA US
axadistributor.tv	Registered	AXA US
axa-distributor.tv	Registered	AXA US
axadistributors.biz	Registered	AXA US
axa-distributors.biz	Registered	AXA US
axadistributors.net	Registered	AXA US
axa-distributors.net	Registered	AXA US
axadistributors.tv	Registered	AXA US
axa-distributors.tv	Registered	AXA US
axadistributorsllc.biz	Registered	AXA US
axa-distributorsllc.biz	Registered	AXA US
axadistributorsllc.com	Registered	AXA US
axa-distributorsllc.com	Registered	AXA US
axadistributorsllc.net	Registered	AXA US
axa-distributorsllc.net	Registered	AXA US

axadistributorsllc.tv	Registered	AXA US
axa-distributorsllc.tv	Registered	AXA US
axaeq.biz	Registered	AXA US
axaeq.com	Registered	AXA US
axaeq.info	Registered	AXA US
axaeq.net	Registered	AXA US
axaeq.org	Registered	AXA US
axaeq.tv	Registered	AXA US
axaeq.ws	Registered	AXA US
axaeqla.biz	Registered	AXA US
axaeqla.com	Registered	AXA US
axaeqla.info	Registered	AXA US
axaeqla.net	Registered	AXA US
axaeqla.org	Registered	AXA US
axaeqla.tv	Registered	AXA US
axaeqla.ws	Registered	AXA US
axaequitable.biz	Registered	AXA US
axaequitable.cc	Registered	AXA US
axaequitable.net	Registered	AXA US
axaequitable.org	Registered	AXA US
axaequitable.tv	Registered	AXA US
axaequitable.ws	Registered	AXA US
axaeventproductioncenter.com	Registered	AXA US
axafinancial.biz	Registered	AXA US
axafinancial.net	Registered	AXA US
axa-financial.net	Registered	AXA US
axafinancial.org	Registered	AXA US
axa-financial.org	Registered	AXA US
axafinancial.tv	Registered	AXA US
axa-financial.tv	Registered	AXA US
axafinancial.ws	Registered	AXA US
axa-financial.ws	Registered	AXA US
axafinancialservices.com	Registered	AXA US
axa-financialservices.info	Registered	AXA US
axafinancialservices.net	Registered	AXA US
axa-financialservices.net	Registered	AXA US
axafinancialservices.org	Registered	AXA US
axa-financialservices.org	Registered	AXA US
axafinancialservices.tv	Registered	AXA US
axa-financialservices.tv	Registered	AXA US
axafinancialservices.ws	Registered	AXA US

axa-financialservices.ws	Registered	AXA US
axafs.biz	Registered	AXA US
axa-fs.biz	Registered	AXA US
axafs.com	Registered	AXA US
axa-fs.com	Registered	AXA US
axafs.info	Registered	AXA US
axa-fs.info	Registered	AXA US
axafs.net	Registered	AXA US
axa-fs.net	Registered	AXA US
axafs.org	Registered	AXA US
axafs.tv	Registered	AXA US
axa-fs.tv	Registered	AXA US
axafs.ws	Registered	AXA US
axa-fs.ws	Registered	AXA US
axa-funds.com	Registered	AXA US
axa-funds.net	Registered	AXA US
axa-funds.org	Registered	AXA US
axaglobalrisks.biz	Registered	AXA US
axaglobalrisks.com	Registered	AXA US
axaglobalrisks.info	Registered	AXA US
axaglobalrisks.net	Registered	AXA US
axaglobalrisks.org	Registered	AXA US
axaglobalrisks.tv	Registered	AXA US
axaglobalrisks.ws	Registered	AXA US
axainsurance.biz	Registered	AXA US
axainsurance.info	Registered	AXA US
axainsurance.org	Registered	AXA US
axa-insurance.org	Registered	AXA US
axainsurance.tv	Registered	AXA US
axa-insurance.tv	Registered	AXA US
axainsurance.ws	Registered	AXA US
axa-insurance.ws	Registered	AXA US
axainvestmentmanagers.biz	Registered	AXA US
axainvestmentmanagers.tv	Registered	AXA US
axalife.biz	Registered	AXA US
axa-life.biz	Registered	AXA US
axalife.info	Registered	AXA US
axa-life.info	Registered	AXA US
axalife.org	Registered	AXA US
axa-life.org	Registered	AXA US
axalife.tv	Registered	AXA US

axa-life.tv	Registered	AXA US
axalife.ws	Registered	AXA US
axa-life.ws	Registered	AXA US
axamutualfund.cc	Registered	AXA US
axamutualfund.com	Registered	AXA US
axamutualfund.net	Registered	AXA US
axamutualfund.org	Registered	AXA US
axamutualfund.tv	Registered	AXA US
axamutualfunds.biz	Registered	AXA US
axamutualfunds.cc	Registered	AXA US
axamutualfunds.com	Registered	AXA US
axa-mutualfunds.com	Registered	AXA US
axa-mutualfunds.info	Registered	AXA US
axamutualfunds.net	Registered	AXA US
axamutualfunds.org	Registered	AXA US
axamutualfunds.tv	Registered	AXA US
axanet.biz	Registered	AXA US
axanet.info	Registered	AXA US
axanet.net	Registered	AXA US
axanet.org	Registered	AXA US
axanet.tv	Registered	AXA US
axanet.ws	Registered	AXA US
axanetwork.biz	Registered	AXA US
axanetwork.cc	Registered	AXA US
axanetwork.net	Registered	AXA US
axanetwork.org	Registered	AXA US
axanetwork.tv	Registered	AXA US
axanetwork.ws	Registered	AXA US
axanorthamerica.biz	Registered	AXA US
axa-northamerica.biz	Registered	AXA US
axanorthamericainc.biz	Registered	AXA US
axaonline.biz	Registered	AXA US
axaonline.cc	Registered	AXA US
axaonline.tv	Registered	AXA US
axaonline.ws	Registered	AXA US
axaonlinebillmanager.biz	Registered	AXA US
axaonlinebills.biz	Registered	AXA US
axapremier.biz	Registered	AXA US
axa-premier.biz	Registered	AXA US
axapremierfund.biz	Registered	AXA US
axa-premierfund.biz	Registered	AXA US

axapremierfund.cc	Registered	AXA US
axa-premierfund.info	Registered	AXA US
axapremierfund.net	Registered	AXA US
axa-premierfund.net	Registered	AXA US
axapremierfund.org	Registered	AXA US
axapremierfund.tv	Registered	AXA US
axa-premierfund.ws	Registered	AXA US
axapremierfunds.biz	Registered	AXA US
axa-premierfunds.biz	Registered	AXA US
axapremierfunds.cc	Registered	AXA US
axa-premier-funds.com	Registered	AXA US
axa-premierfunds.info	Registered	AXA US
axapremierfunds.net	Registered	AXA US
axa-premierfunds.net	Registered	AXA US
axa-premier-funds.net	Registered	AXA US
axapremierfunds.org	Registered	AXA US
axapremierfunds.tv	Registered	AXA US
axa-premierfunds.tv	Registered	AXA US
axapremierfunds.ws	Registered	AXA US
axa-premierfunds.ws	Registered	AXA US
axapremierinc.biz	Registered	AXA US
axa-premierinc.biz	Registered	AXA US
axapremiermutualfund.biz	Registered	AXA US
axapremiermutualfund.cc	Registered	AXA US
axapremiermutualfund.com	Registered	AXA US
axapremiermutualfund.net	Registered	AXA US
axapremiermutualfund.org	Registered	AXA US
axapremiermutualfund.tv	Registered	AXA US
axapremiermutualfund.ws	Registered	AXA US
axapremiermutualfunds.biz	Registered	AXA US
axapremiermutualfunds.cc	Registered	AXA US
axapremiermutualfunds.com	Registered	AXA US
axapremiermutualfunds.net	Registered	AXA US
axapremiermutualfunds.org	Registered	AXA US
axapremiermutualfunds.tv	Registered	AXA US
axapremiermutualfunds.ws	Registered	AXA US
axapremiumfunds.biz	Registered	AXA US
axapremiumfunds.cc	Registered	AXA US
axapremiumfunds.net	Registered	AXA US
axapremiumfunds.org	Registered	AXA US
axapremiumfunds.tv	Registered	AXA US

axapremiumfunds.ws	Registered	AXA US
axaprivateclient.biz	Registered	AXA US
axa-privateclient.biz	Registered	AXA US
axarbg.biz	Registered	AXA US
axa-rbg.biz	Registered	AXA US
axarbg.com	Registered	AXA US
axa-rbg.com	Registered	AXA US
axarbg.info	Registered	AXA US
axa-rbg.info	Registered	AXA US
axarbg.net	Registered	AXA US
axa-rbg.net	Registered	AXA US
axarbg.org	Registered	AXA US
axa-rbg.org	Registered	AXA US
axarbg.tv	Registered	AXA US
axa-rbg.tv	Registered	AXA US
axa-retirementbenefitsgroup.biz	Registered	AXA US
axa-retirementbenefitsgroup.com	Registered	AXA US
axa-retirementbenefitsgroup.info	Registered	AXA US
axa-retirementbenefitsgroup.net	Registered	AXA US
axa-retirementbenefitsgroup.org	Registered	AXA US
axascholarship.com	Registered	AXA US
axascholarship.org	Registered	AXA US
axa-scholarship.org	Registered	AXA US
axashare.biz	Registered	AXA US
axa-share.biz	Registered	AXA US
axasource.biz	Registered	AXA US
axa-source.biz	Registered	AXA US
axa-us.biz	Registered	AXA US
axausa.biz	Registered	AXA US
axa-usa.biz	Registered	AXA US
axavision.biz	Registered	AXA US
axa-vision.biz	Registered	AXA US
axawholesaler.biz	Registered	AXA US
axa-wholesaler.biz	Registered	AXA US
axawholesaler.com	Registered	AXA US
axa-wholesaler.com	Registered	AXA US
axawholesaler.info	Registered	AXA US
axa-wholesaler.info	Registered	AXA US
axawholesaler.net	Registered	AXA US
axawholesaler.tv	Registered	AXA US
axa-wholesaler.tv	Registered	AXA US

axawholesaler.ws	Registered	AXA US
axa-wholesaler.ws	Registered	AXA US
axf.biz	Registered	AXA US
axf.cc	Registered	AXA US
myaxaadvisor.biz	Registered	AXA US
myaxa-advisor.biz	Registered	AXA US
myaxacenter.biz	Registered	AXA US
myaxafinancial.biz	Registered	AXA US
myaxa-financial.biz	Registered	AXA US
myaxaonline.biz	Registered	AXA US
myaxaportal.biz	Registered	AXA US
my-axaportal.biz	Registered	AXA US
myaxapro.biz	Registered	AXA US
myaxaprofessional.biz	Registered	AXA US
costcomp-int.us.axa.com	Registration in Progress	AXA US
www.Caitlyn.myaxa-advisors.com	Submitted	AXA US
www.amosakinyooye.myaxa-advisors.com	Submitted	AXA US
Brian.Hartmann.myaxa-advisors.com	Submitted	AXA US
Brianna.McClain.myaxa-advisors.com	Submitted	AXA US
Christopher.Cole.myaxa-advisors.com	Submitted	AXA US
Derek.Glabecki.myaxa-advisors.com	Submitted	AXA US
Joseph.Maldonado.myaxa-advisors.com	Submitted	AXA US
Manolo.Teijelo.myaxa-advisors.com	Submitted	AXA US
axaprivatemarkets.com	Registered	AXA US
www1-openam.us.axa.com	Registration in Progress	AXA US
rig.int.us.axa.com	Draft	AXA US
axanetwork.com	Registered	AXA US
axaseattle.com	Registered	AXA US
test-epolicyoffice.axa.com	Rejected	AXA US
pl.us.axa.com	Submitted	AXA US
axacsg.com	Registered	AXA US
axa.us.com	Registered	AXA US
axa2plan.com	Registered	AXA US
axa-achievement.com	Registered	AXA US
axa-ada.com	Registered	AXA US
axaadvisors.com	Registered	AXA US
axa-advisors.com	Registered	AXA US
axabrightlife.com	Registered	AXA US
axadistributors.com	Registered	AXA US
axa-distributors.com	Registered	AXA US
axadvisors.com	Registered	AXA US

axaequitable.com	Registered	AXA US
axa-equitable.com	Registered	AXA US
axafinancial.com	Registered	AXA US
axa-financial.com	Registered	AXA US
axa-foundation.com	Registered	AXA US
axaonline.com	Registered	AXA US
axascam.biz	Registered	AXA US
axascam.cc	Registered	AXA US
axascam.info	Registered	AXA US
axascam.mobi	Registered	AXA US
axascam.net	Registered	AXA US
axascam.tv	Registered	AXA US
axascam.us	Registered	AXA US
solutionsondemand-axa-equitable.com	Registered	AXA US
kevin.sullivan@axa-advisors.com	Submitted	AXA US
jeffrey.selman@axa-advisors.com	Submitted	AXA US
axa.us	Registered	AXA US
axa-equitablefunds.com	Registered	AXA US
axapremierfunds.com	Registered	AXA US
retirewithaxa.com	Registered	AXA US